UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-08411

(Investment Company Act file number)

James Advantage Funds

(Exact name of registrant as specified in charter)

1349 Fairground Road

Beavercreek, Ohio 45385

(Address of principal executive offices) (Zip code)

Barry R. James

P.O. Box 8

Alpha, Ohio 45301

(Name and address of agent for service)

Registrant’s telephone number, including area code: (937) 426-7640

Date of fiscal year end: June 30

Date of reporting period: July 1, 2013 – December 31, 2013

Item 1. Reports to Stockholders.

James Advantage Funds	Shareholder Letter
December 31, 2013 (Unaudited)

Stock market investors enjoyed one of the most rewarding years in recent history in 2013 with the S&P 500® up over 32 percent. This return was, in our opinion, extraordinary – only four times since 1970 has the market done that well. We note that two good years, back-to-back is not uncommon, so 2012’s 16.00 percent preceding 2013’s have revived investor confidence in the stock markets and taken much of the sting out of the abysmal market performance of the decade from 1999 through 2009. Of course, the question is, how long can this last?

The Markets Over the Past Six Months

First, the good news. All segments of the stock markets rallied nicely over the six months ended December 31, 2013. The indexes that we use as benchmarks for our Funds rose as follows: the S&P 500® returned 16.31 percent, the S&P MidCap 400® Value rose 15.76 percent, the Russell 2000® (small caps) rose 19.82 percent and the Russell Microcap® rose 23.07 percent. On the down side, bonds struggled. The Barclays U.S. Treasury 20+ Year Total Return Index fell 5.99 percent, the Barclays U.S. Aggregate Index rose a very modest 0.57 percent and the Barclays Municipal Bond Index returned only 0.14 percent with maturities greater than five years generally dropping in price.

Investment Goals and Objectives

Preservation of capital and income are the two primary objectives of the Balanced: Golden Rainbow Fund. The Fund will increase exposure to stocks when its research signals a higher probability of a rally and lower risk in the stock market. The Fund’s Adviser, James Investment Research, Inc., does most of its own research in the stock markets and relies on the quality of that research. Even with interest rates at historic lows, the Balanced: Golden Rainbow Fund paid out a dividend every quarter, and supplemented income needs of shareholders with a capital gains dividend in December, meeting the income objective of the Fund.

The Small Cap Fund, the Mid Cap Fund, the Long-Short Fund and the Micro Cap Fund seek long term capital appreciation as their primary objective. These Funds look for stocks the Adviser believes to be undervalued, using its proprietary research to sift through a database of over 8,500 stocks. The Long-Short Fund may employ a short-selling strategy, particularly when the Adviser’s research shows a higher probability of a market decline, and may also use leverage. The basic research is the same for all the Funds. The Adviser prides itself on its own research and does not buy outside research. These Funds do not seek to pay dividends as they have no income objective, but will distribute net income when it is earned through stock dividends or other sources.

Investment Philosophy

We believe that preservation of capital in poor markets is the key to long term success in investing. Since 1972, the Adviser has tried to assess the risk in the markets, both stocks and bonds, and incorporated that research in an active asset allocation strategy. Experience has taught us that stocks with strong earnings growth, low valuations and relative strength are more likely to outperform the broad stock market over time, and we have found that preserving capital in down markets is very important in achieving long term growth. Our independent research is generally free of Wall Street hype and is intended to filter out the hype or hysteria and focus on historical risk/return relationships.

Strategy for Meeting Fund Objectives

We are active tactical asset allocators in the James Balanced: Golden Rainbow Fund and in the James Long-Short Fund. When the Adviser’s risk research indicates that the risk in the stock market is low and that opportunities for stocks to move higher are great, the Fund’s portfolio managers will increase the allocation to common stocks in the Balanced: Golden Rainbow Fund and reduce or eliminate short positions in the Long-Short Fund. Of course, a balanced fund will always hold both bonds and stocks, and the Balanced: Golden Rainbow Fund normally will not fall below 25% in its allocation to either stocks or bonds. In 2013, portfolio managers reduced holdings in long term Treasury securities and focused more on short and intermediate bonds. As always, the Balanced: Golden Rainbow Fund bought only higher quality bonds with investment grade ratings by S&P and Moody’s.

The Small Cap Fund, the Mid Cap Fund, the Micro Cap Fund and the Long-Short Fund generally use the same proprietary research, but concentrate on separate strategies that include market capitalization niches for the first three funds and allows for both long and short positions in all market capitalizations for the Long-Short Fund. The Adviser’s research personnel use independent analysis to identify sectors likely to outperform over coming months, and then ferret out stocks we believe are undervalued. The Adviser often identifies the risk levels in the broad stock market through its research, which then helps Fund managers adjust the Fund holdings accordingly. If the research points towards a decline in economic activity and in stock prices, all the funds will prefer defensive stocks, such as utilities, health care and non-cyclicals, while still retaining the Adviser’s strategy of seeking out bargain stocks. In addition, the Balanced: Golden Rainbow Fund will increase its holdings in bonds and reduce exposure to common equities, and the Long-Short Fund will add short positions. Stocks the Adviser considers to be bargains generally have low value ratios, such as price to earnings and price to cash, but also generally have strong earnings and relative strength. The Adviser has found this strategy to be very useful over the long run.

Semi-Annual Report | December 31, 2013	1

Shareholder Letter	James Advantage Funds
December 31, 2013 (Unaudited)

All of the Funds in the James Advantage Funds family employ a disciplined SELL strategy, eliminating securities that lose their value traits or otherwise fall out of favor due to macro-economic changes, management changes or similar events. The Adviser’s staff regularly monitors all of the Funds’ holdings and employs multiple screens to detect changes in a company profile. As you will see in the Financial Highlights report, the Funds’ turnover ratios are low by most industry standards, helping to reduce transaction costs for the shareholders.

Fund Performance

Over the last six months of 2013, The Balanced: Golden Rainbow Retail Class advanced 8.13 percent and the Institutional Class shares rose 8.29 percent, while their blended Index benchmark rose 9.10 percent (see benchmark details on page 3 of this report). The Small Cap Fund rose 19.02 percent over the last six months of the year versus a 19.82 percent increase in its benchmark. The Mid Cap Fund advanced 19.55 percent, beating its benchmark (the S&P MidCap 400® Value Index) return of 15.76 percent. The Micro Cap Fund rose 23.32 percent versus its benchmark (the Russell Microcap® Index) return of 23.07 percent. The Long-Short Fund rose 10.08 percent, lagging its benchmark (the S&P 500® Index) return of 16.31 percent. In addition to the Micro Cap Fund, the Mid Cap Fund also beat its benchmark, although its benchmark is the Value component of the S&P MidCap 400® Index. It is not unusual for Value stocks, such as those held by our Funds, to lag Growth stocks in very strong markets. The Balanced: Golden Rainbow Fund’s holdings in municipal bonds and Sovereign bonds were a slight drag on performance as both these asset classes suffered as the Federal Reserve publically discussed tapering its quantitative easing program. While the Adviser’s stock selection methodology had not been remarkable in the first part of 2013, it returned to favor in the fourth quarter. We note that most academic research shows that Value investing is remarkable over longer time periods and we are confident that the long term outperformance of Value investing will return in coming months.

Expectations for the Future

2014 brings another Congressional election, more budget debates and the commencement (of some) of the Affordable Care Act. There is plenty of uncertainty surrounding these important events to raise some concern over the stock market, especially given the strong rallies of the preceding two years. In addition, Janet Yellen takes over at the Federal Reserve. While she is not a new face in Washington or in financial circles, the implementation of her strategies concerning unemployment and fair wages will be of great interest to stock and bond market investors. We are confident that 2014 will bring many investment opportunities and we are dedicated to using our research and analytical skills to identify them.

Thomas L. Mangan

Chief Financial Officer

The statements and opinions expressed are those of the author and are as of the date of this report. All information is historical and not indicative of future results and subject to change. It should not be assumed that an investment in the securities mentioned will be profitable in the future. This information is not a recommendation to buy or sell.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing. You may obtain a current copy of the Fund’s prospectus by calling 1-800-995-2637.

Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Tom Mangan is a registered representative of ALPS Distributors, Inc.

2	www.jamesfunds.com

James Advantage Funds	Growth of $10,000 Charts
December 31, 2013 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in the James Balanced: Golden Rainbow Fund – Retail Class

James Balanced: Golden Rainbow Fund – Retail, S&P 500® Index and Blended Index Average Annual Total Returns

	1 Year	5 Years	10 Years	Since Inception(2)
James Balanced: Golden Rainbow – Retail Class	12.97%	9.35%	7.80%	8.44%
S&P 500® Index	32.39%	17.94%	7.41%	9.53%
Russell 2000® Index	38.82%	20.08%	9.07%	10.49%
Barclays Capital Intermediate Government/Credit Index	-0.86%	3.96%	4.09%	5.90%
Blended Index(1)	16.17%	11.75%	6.59%	8.39%

(1)	The Blended Index is comprised of a 25% weighting in the S&P 500®Index, a 25% weighting in the Russell 2000® Index and a 50% weighting in the Barclays Capital Intermediate Government/Credit Index.
(2)	Fund inception was July 1, 1991.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2013, was 1.07%.

Comparison of the Change in Value of a $10,000 Investment in the James Balanced: Golden Rainbow Fund – Institutional Class

James Balanced: Golden Rainbow Fund –Institutional, S&P 500® Index and Blended Index Average Annual Total Returns

	1 Year	3 Years	10 Years	Since Inception(2)
James Balanced: Golden Rainbow – Institutional Class	13.23%	8.84%	N/A	13.27%
S&P 500® Index	32.39%	16.18%	N/A	24.87%
Russell 2000® Index	38.82%	15.67%	N/A	28.68%
Barclays Capital Intermediate Government/Credit Index	-0.86%	2.91%	N/A	4.22%
Blended Index(1)	16.17%	9.54%	N/A	15.46%

(1)	The Blended Index is comprised of a 25% weighting in the S&P 500®Index, a 25% weighting in the Russell 2000® Index and a 50% weighting in the Barclays Capital Intermediate Government/Credit Index.
(2)	Fund inception was March 2, 2009.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2013, was 0.82%.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Please call 1-800-995-2637 for most recent month-end performance information.

The S&P 500® Index is an unmanaged index of 500 common stocks chosen for market size, liquidity and industry group representation.

The Russell 2000® Index is a widely recognized, unmanaged index comprised of the 2,000 smallest U.S. domiciled publicly-traded common stocks of the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index, an unmanaged index of the 3,000 largest U.S. domiciled publicly-traded common stocks by market capitalization.

The Barclays Capital Intermediate Government/Credit Index measures the performance of U.S. Dollar denominated U.S. Treasuries, government-related and investment grade U.S. corporate securities that have a remaining maturity of greater than one year and less than ten years.

The S&P 500® Index, Russell 2000® Index, Barclays Capital Intermediate Government/Credit Index, S&P Mid Cap 400® Index, and Russell Microcap® Index are widely recognized unmanaged indices of security prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index returns do not reflect the deduction of expenses, which have been deducted from a Fund’s returns. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in any Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

Semi-Annual Report | December 31, 2013	3

Growth of $10,000 Charts	James Advantage Funds
December 31, 2013 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in the James Small Cap Fund

James Small Cap Fund and Russell 2000® Index Average Annual Total Returns

	1 Year	5 Years	10 Years	Since Inception(1)
James Small Cap Fund	38.38%	20.17%	8.72%	9.30%
Russell 2000® Value TR Index	34.52%	17.64%	8.61%	10.44%
Russell 2000® TR	38.82%	20.08%	9.07%	9.63%

(1)	Fund inception was October 2, 1998.

The total annual operating expense ratio as stated inthe fee table of the most recent prospectus, dated November 1, 2013, was 1.53%.

Comparison of the Change in Value of a $10,000 Investment in the James Mid Cap Fund

James Mid Cap Fund and S&P MidCap 400® Value Index Average Annual Total Returns

	1 Year	5 Year	Since Inception(1)
James Mid Cap Fund	32.19%	17.93%	6.43%
S&P MidCap 400® Value Index	34.25%	20.58%	8.37%

(1)	Fund inception was June 30, 2006.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2013, was 1.54%.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Please call 1-800-995-2637 for most recent month-end performance information.

Mid, Small and Micro Cap investing involve greater risk not associated with investing in more established companies, such as greater price volatility, business risk, less liquidity and increased competitive threat.

The Mid-Cap Fund invests in stocks of mid-cap companies which tend to be more volatile and can be less liquid than stocks of large-cap companies. Diversification does not guarantee a profit or protect against loss. Current and future portfolio holdings are subject to risk.

The Russell 2000® Value Index is a widely recognized, unmanaged index that measures the performance of those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a widely recognized, unmanaged index comprised of the 2,000 smallest U.S. domiciled publicly-traded common stocks of the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index, an unmanaged index of the 3,000 largest U.S. domiciled publicly-traded common stocks by market capitalization.

The S&P MidCap 400® Value Index is a recognized, unmanaged index of mid cap stocks considered to be value stocks using Standard and Poor’s methodology.

The S&P 500® Index, Russell 2000® Index, Barclays Capital Intermediate Government/Credit Index, S&P MidCap 400® Index, and Russell Microcap® Index are widely recognized unmanaged indices of security prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index returns do not reflect the deduction of expenses, which have been deducted from a Fund’s returns. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in any Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

4	www.jamesfunds.com

James Advantage Funds	Growth of $10,000 Charts
December 31, 2013 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in the James Micro Cap Fund

James Micro Cap Fund and Russell Microcap® Index Average Annual Total Returns

	1 Year	3 Year	Since Inception(1)
James Micro Cap Fund	47.26%	14.75%	17.36%
Russell Microcap® Index	45.62%	16.52%	22.84%

(1)	Fund inception was July 1, 2010.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2013, was 1.54%.

Comparison of the Change in Value of a $10,000 Investment in the James Long-Short Fund

James Long-Short Fund and S&P 500® Index Average Annual Total Returns

	1 Year	Since Inception(1)
James Long-Short Fund	24.54%	10.45%
S&P 500® Index	32.39%	16.40%

(1)	Fund inception was May 23, 2011.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2013, was 2.75%.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Please call 1-800-995-2637 for most recent month-end performance information.

Mid, Small and Micro Cap investing involve greater risk not associated with investing in more established companies, such as greater price volatility, business risk, less liquidity and increased competitive threat.

Short selling incurs significant additional risk; theoretically, stocks sold short have unlimited upside risk potential. In addition, this strategy depends on the Adviser’s ability to correctly identify undervalued and overvalued stocks, and that the stock markets are reasonable and efficient. Periods of extreme volatility may harm the performance of this product. The Long-Short Fund may have a high portfolio turnover rate. A high portfolio turnover rate can result in increased brokerage commission costs and may expose taxable shareholders to potentially larger current tax liability.

The Russell Microcap® Index measures the performance of the microcap segment of the U.S. equity market. It makes up less than 3% of the U.S. equity market. It includes 1,000 of the smallest securities in the small cap Russell 2000® Index, plus the next smallest eligible securities by market cap.

The S&P 500® Index is an unmanaged index of 500 common stocks chosen for market size, liquidity and industry group representation.

The S&P 500® Index, Russell 2000® Index, Barclays Capital Intermediate Government/Credit Index, S&P MidCap 400® Index, and Russell Microcap® Index are widely recognized unmanaged indices of security prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index returns do not reflect the deduction of expenses, which have been deducted from a Fund’s returns. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in any Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

Semi-Annual Report | December 31, 2013	5

Representation of Schedules of Investments	James Advantage Funds
December 31, 2013 (Unaudited)

The illustrations below provide the industry sectors for the James Balanced: Golden Rainbow Fund, James Small Cap Fund, James Mid Cap Fund, James Micro Cap Fund, and James Long-Short Fund.

James Balanced: Golden Rainbow Fund - Industry Sector Allocation

(% of Net Assets)

James Small Cap Fund - Industry Sector Allocation

(% of Net Assets)

James Mid Cap Fund - Industry Sector Allocation

(% of Net Assets)

James Long-Short Fund - Industry Sector Allocation (% of Net Assets)

(Cash and Cash Equivalents and Other Liabilities in Excess of Assets not included)

James Micro Cap Fund - Industry Sector Allocation

(% of Net Assets)

For compliance purposes, each Fund’s industry classifications may refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or asdefined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease.

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James Advantage Funds	Disclosure of Fund Expenses
December 31, 2013 (Unaudited)

Example. As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including reinvested dividends or other distributions, and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2013 through December 31, 2013.

Actual Expenses. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expense Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

	Net Expense Ratio Annualized December 31, 2013(a)		Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expense Paid During Period(b)
James Balanced: Golden Rainbow Fund
Retail Class Actual	1.01%		$1,000.00	$1,081.30	$5.30
Retail Class Hypothetical (5% return before expenses)	1.01%		$1,000.00	$1,020.11	$5.14

Institutional Class Actual	0.76%		$1,000.00	$1,082.90	$3.99
Institutional Class Hypothetical (5% return before expenses)	0.76%		$1,000.00	$1,021.37	$3.87

James Small Cap Fund
Actual	1.50%		$1,000.00	$1,190.20	$8.28
Hypothetical (5% return before expenses)	1.50%		$1,000.00	$1,017.64	$7.63

James Mid Cap Fund
Actual	1.50%		$1,000.00	$1,195.50	$8.30
Hypothetical (5% return before expenses)	1.50%		$1,000.00	$1,017.64	$7.63

James Micro Cap Fund
Actual	1.50%		$1,000.00	$1,233.20	$8.44
Hypothetical (5% return before expenses)	1.50%		$1,000.00	$1,017.64	$7.63

James Long-Short Fund
Actual	2.66%	(c)	$1,000.00	$1,101.70	$14.09
Hypothetical (5% return before expenses)	2.66%	(c)	$1,000.00	$1,011.80	$13.49

(a)	Annualized, based on the Fund’s most recent fiscal half year expenses.
(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184), divided by 365.

(c)	Dividend and interest expense on securities sold short and interest expense totaled 1.16% (annualized) of average net assets for the six months ended December 31, 2013.

Semi-Annual Report | December 31, 2013	7

Schedule of Investments	James Balanced: Golden Rainbow Fund
December 31, 2013 (Unaudited)

Shares or Principal Amount		Value

COMMON STOCKS-53.2%
	Basic Materials-6.4%
437,080	Aceto Corp.	$10,931,371
244,380	Barrick Gold Corp.	4,308,419
155,940	CF Industries Holdings, Inc.	36,340,258
261,930	Cooper Tire & Rubber Co.	6,296,797
12,580	Cytec Industries, Inc.	1,171,953
65,460	Eastman Chemical Co.	5,282,622
205,500	Goodyear Tire & Rubber Co.	4,901,175
25,000	H.B. Fuller Co.	1,301,000
220,000	Huntsman Corp.	5,412,000
74,840	Innospec, Inc.	3,459,105
20,000	Newmont Mining Corp.	460,600
235,000	Olin Corp.	6,779,750
387,810	PH Glatfelter Co.	10,719,068
352,810	PolyOne Corp.	12,471,834
187,340	PPG Industries, Inc.	35,530,904
27,000	Terra Nitrogen Co. LP	3,809,700
200,000	Westlake Chemical Corp.	24,414,000
175,960	Worthington Industries, Inc.	7,404,397

		180,994,953

	Consumer, Cyclical-10.5%
743,780	Alaska Air Group, Inc.	54,571,139
9,867	Allegion PLC*	436,008
30,000	Best Buy Co., Inc.	1,196,400
14,500	CVS Caremark Corp.	1,037,765
309,700	Destination Maternity Corp.	9,253,836
352,760	Dillard’s, Inc., Class A	34,291,800
188,950	DIRECTV, Class A*	13,054,555
52,900	Foot Locker, Inc.	2,192,176
1,752,435	Ford Motor Co.	27,040,072
30,000	Hanesbrands, Inc.	2,108,100
241,110	Haverty Furniture Cos., Inc.	7,546,743
35,610	LeapFrog Enterprises, Inc.*	282,743
671,180	Macy’s, Inc.	35,841,012
194,750	Moody’s Corp.	15,282,032
393,500	RR Donnelley & Sons Co.	7,980,180
822,905	Sinclair Broadcast Group, Inc., Class A	29,402,396
152,290	Southwest Airlines Co.	2,869,144
184,540	Target Corp.	11,675,846
14,000	Time Warner, Inc.	976,080
42,770	TJX Cos., Inc.	2,725,732
163,500	Viacom, Inc., Class A	14,350,395
182,100	Viacom, Inc., Class B	15,904,614
70,000	Wal-Mart Stores, Inc.	5,508,300

		295,527,068

	Consumer, Non-cyclical-7.5%
50,000	Dean Foods Co.*	859,500
565	DeVry Education Group, Inc.	20,058
230	DST Systems, Inc.	20,870
426,230	Eli Lilly & Co.	21,737,730
47,050	Grand Canyon Education, Inc.*	2,051,380

See Notes to Financial Statements.

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James Balanced: Golden Rainbow Fund	Schedule of Investments
December 31, 2013 (Unaudited)

Shares or Principal Amount		Value

	Consumer, Non-cyclical (continued)
42,230	Helen of Troy, Ltd.*	$2,090,807
69,500	Ingles Markets, Inc., Class A	1,883,450
221,950	Ingredion, Inc.	15,194,697
565,640	Kroger Co.	22,359,749
3,768	Manpowergroup, Inc.	323,520
481,030	Merck & Co., Inc.	24,075,552
675,020	Mylan, Inc.*	29,295,868
182,820	Newell Rubbermaid, Inc.	5,925,196
224,970	Omnicare, Inc.	13,579,189
618,220	Pfizer, Inc.	18,936,079
2,850	Seaboard Corp.	7,965,665
95,000	Spartan Stores, Inc.	2,306,600
10,740	Toro Co.	683,064
11,000	Towers Watson & Co., Class A	1,403,710
32,080	Tupperware Brands Corp.	3,032,522
26,000	United Therapeutics Corp.*	2,940,080
168,050	UnitedHealth Group, Inc.	12,654,165
76,100	USANA Health Sciences, Inc.*	5,751,638
113,915	WellPoint, Inc.	10,524,607
195,371	WhiteWave Foods Co., Class A*	4,481,811

		210,097,507

	Energy-4.6%
171,910	Chevron Corp.	21,473,278
53,460	Cimarex Energy Co.	5,608,489
193,050	ConocoPhillips	13,638,982
156,165	Delek US Holdings, Inc.	5,373,638
105,100	Exxon Mobil Corp.	10,636,120
593,704	HollyFrontier Corp.	29,501,152
100,290	Plains All American Pipeline LP	5,192,013
115,000	Tesco Corp.*	2,274,700
588,200	Tesoro Corp.	34,409,700
3,200	Valero Energy Corp.	161,280

		128,269,352

	Financial-7.6%
352,000	American Financial Group, Inc.	20,317,440
215,980	AmTrust Financial Services, Inc.	7,060,386
330,000	Aspen Insurance Holdings, Ltd.	13,632,300
200,570	CBL & Associates Properties, Inc., REIT	3,602,237
44,530	FBL Financial Group, Inc., Class A	1,994,499
1,130,130	Fifth Third Bancorp	23,766,634
65,000	Goldman Sachs Group, Inc.	11,521,900
68,490	Horace Mann Educators Corp.	2,160,174
449,140	JPMorgan Chase & Co.	26,265,707
1,066,430	KeyCorp	14,311,491
42,770	Montpelier Re Holdings, Ltd.	1,244,607
348,200	Nelnet, Inc., Class A	14,673,148
12,260	PNC Financial Services Group, Inc.	951,131
377,170	Protective Life Corp.	19,107,432
294,010	Rent-A-Center, Inc.	9,802,293
119,740	Southside Bancshares, Inc.	3,273,692
118,250	Torchmark Corp.	9,241,237

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2013	9

Schedule of Investments	James Balanced: Golden Rainbow Fund
December 31, 2013 (Unaudited)

Shares or Principal Amount		Value

	Financial (continued)
182,994	Travelers Cos., Inc.	$16,568,277
413,775	Unum Group	14,515,227

		214,009,812

	Industrial-6.3%
60,030	AGCO Corp.	3,553,176
127,120	AMERCO*	30,234,221
358,300	American Axle & Manufacturing Holdings, Inc.*	7,327,235
258,260	American Railcar Industries, Inc.	11,815,395
187,572	CNH Industrial NV*	2,128,942
24,080	Cummins, Inc.	3,394,558
20,500	Deere & Co.	1,872,265
60,000	Eaton Corp. PLC	4,567,200
29,600	Ingersoll-Rand PLC	1,823,360
245,900	Jarden Corp.*	15,085,965
253,820	Magna International, Inc.	20,828,469
4,000	Republic Services, Inc.	132,800
30,000	Ryder System, Inc.	2,213,400
344,770	Sturm Ruger & Co., Inc.	25,199,239
125,000	Timken Co.	6,883,750
157,760	Trinity Industries, Inc.	8,601,075
366,985	TRW Automotive Holdings Corp.*	27,300,014
62,770	United Rentals, Inc.*	4,892,921

		177,853,985

	Technology-7.1%
70,000	AAR Corp.	1,960,700
169,400	Alliant Techsystems, Inc.	20,612,592
177,440	Amkor Technology, Inc.*	1,087,707
236,130	Arrow Electronics, Inc.*	12,810,052
199,410	Avnet, Inc.	8,795,975
105,500	CSG Systems International, Inc.	3,101,700
627,170	Deluxe Corp.	32,732,002
40,000	Ingram Micro, Inc., Class A*	938,400
245,900	Intel Corp.	6,383,564
19,500	International Business Machines Corp.	3,657,615
288,890	Kulicke & Soffa Industries, Inc.*	3,842,237
205,480	Lexmark International, Inc., Class A	7,298,650
62,030	Lockheed Martin Corp.	9,221,380
137,450	Northrop Grumman Corp.	15,753,145
304,700	PDL BioPharma, Inc.	2,571,668
2,490	Symantec Corp.	58,714
37,600	SYNNEX Corp.*	2,534,240
39,390	TE Connectivity, Ltd.	2,170,783
349,900	Triumph Group, Inc.	26,616,893
459,050	Western Digital Corp.	38,514,295

		200,662,312

	Utilities-3.2%
151,280	American Electric Power Co., Inc.	7,070,827
19,250	American States Water Co.	553,052
340,500	AT&T, Inc.	11,971,980
471,070	BCE, Inc.	20,392,620

See Notes to Financial Statements.

10	www.jamesfunds.com

James Balanced: Golden Rainbow Fund	Schedule of Investments
December 31, 2013 (Unaudited)

Shares or Principal Amount		Value

	Utilities (continued)
10,700	Black Hills Corp.	$561,857
120,190	BT Group PLC, ADR	7,587,595
142,820	DTE Energy Co.	9,481,820
71,630	El Paso Electric Co.	2,514,929
56,040	IDACORP, Inc.	2,905,114
21,390	Laclede Group, Inc.	974,101
106,910	Pike Corp. *	1,130,039
85,530	Pinnacle West Capital Corp.	4,526,248
203,260	PNM Resources, Inc.	4,902,631
276,710	Portland General Electric Co.	8,356,642
44,940	Public Service Enterprise Group, Inc.	1,439,878
143,260	TELUS Corp.	4,933,874
11,000	UNS Energy Corp.	658,350
210,370	Vonage Holdings Corp. *	700,532
11,730	Westar Energy, Inc.	377,354

		91,039,443

TOTAL COMMON STOCKS (Cost $1,055,471,976)		1,498,454,432

CLOSED-END FUNDS-0.1%
140,000	Eaton Vance Risk-Managed Diversified Equity Income Fund	1,577,800
11,500	Nuveen Ohio Quality Income Municipal Fund, Inc.	160,080
50,000	Nuveen Premium Income Municipal Fund 2	627,500

TOTAL CLOSED-END FUNDS (Cost $2,140,294)		2,365,380

EXCHANGE TRADED FUNDS-0.8%
43,810	iShares® MSCI Canada Index Fund	1,277,500
16,040	iShares® MSCI Germany Index Fund	509,430
32,080	iShares® MSCI Philippines Investable Market Index Fund	1,013,728
69,000	iShares® MSCI Poland Investable Market Index Fund	2,047,920
339,980	iShares® MSCI Singapore Index Fund	4,477,537
6,420	iShares® MSCI South Korea Index Fund	415,181
74,840	iShares® MSCI Switzerland Index Fund	2,468,972
10,000	iShares® S&P® National Municipal Bond Fund	1,037,400
122,900	SPDR® Nuveen Barclays Capital Short Term Municipal Bond ETF	2,985,241
195,400	SPDR® S&P® Homebuilders ETF	6,506,820

TOTAL EXCHANGE TRADED FUNDS (Cost $20,564,204)		22,739,729

CORPORATE BONDS-7.2%
	Basic Materials-0.4%
$5,000,000	BHP Billiton Finance USA, Ltd., 1.000%, 2/24/15	5,027,410
5,000,000	E.I. du Pont de Nemours & Co., 2.750%, 4/1/16	5,211,045
1,500,000	E.I. du Pont de Nemours & Co., 5.750%, 3/15/19	1,706,634

		11,945,089

	Communications-0.2%
5,000,000	BellSouth Corp., 5.200%, 9/15/14	5,163,035

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2013	11

Schedule of Investments	James Balanced: Golden Rainbow Fund
December 31, 2013 (Unaudited)

Shares or Principal Amount		Value

	Consumer, Cyclical-0.5%
$5,000,000	eBay, Inc., 2.600%, 7/15/22	$4,591,545
5,000,000	Home Depot, Inc., 5.950%, 4/1/41	5,785,840
785,000	McDonald’s Corp., 5.700%, 2/1/39	878,930
2,000,000	Wal-Mart Stores, Inc., 5.250%, 9/1/35	2,165,932

		13,422,247

	Consumer, Non-cyclical-0.9%
5,000,000	Colgate-Palmolive Co., 3.150%, 8/5/15	5,206,670
3,000,000	Hershey Co., 4.125%, 12/1/20	3,204,102
5,475,000	Johnson & Johnson, 4.500%, 9/1/40	5,367,717
5,000,000	PepsiCo, Inc., 0.800%, 8/25/14	5,012,730
5,465,000	Wyeth LLC, 5.500%, 2/15/16	6,000,893

		24,792,112

	Energy-0.9%
5,000,000	Apache Corp., 3.250%, 4/15/22	4,919,000
5,000,000	BP Capital Markets PLC, 3.245%, 5/6/22	4,839,130
5,000,000	Occidental Petroleum Corp., 1.750%, 2/15/17	5,015,450
5,050,000	Shell International Finance BV, 2.375%, 8/21/22	4,616,846
5,000,000	Shell International Finance BV, 6.375%, 12/15/38	6,190,030

		25,580,456

	Financial-2.6%
5,000,000	Aflac, Inc., 2.650%, 2/15/17	5,157,760
5,000,000	Bank of America Corp., 1.738%, 4/27/16(a)	4,938,195
5,000,000	Berkshire Hathaway, Inc., 3.750%, 8/15/21	5,148,170
5,000,000	Citigroup, Inc., 4.450%, 1/10/17	5,417,210
4,000,000	General Electric Capital Corp., 0.750%, 2/6/14(a)	4,002,336
10,000,000	General Electric Capital Corp., 1.044%, 4/15/20(a)	9,921,380
2,000,000	General Electric Capital Corp., 6.875%, 1/10/39	2,563,134
15,000,000	JPMorgan Chase & Co., 2.600%, 1/15/16	15,448,965
5,000,000	Morgan Stanley & Co., 3.450%, 11/2/15	5,204,530
5,000,000	Morgan Stanley & Co., 4.750%, 3/22/17	5,454,690
5,000,000	National City Corp., 4.900%, 1/15/15	5,226,850
5,000,000	UBS AG, 5.875%, 12/20/17	5,735,255

		74,218,475

	Industrial-0.3%
1,000,000	Caterpillar, Inc., 7.900%, 12/15/18	1,252,707
1,000,000	Caterpillar, Inc., 8.250%, 12/15/38	1,402,395
5,000,000	United Technologies Corp., 3.100%, 6/1/22	4,881,555

		7,536,657

	Technology-1.1%
8,000,000	Google, Inc., 3.625%, 5/19/21	8,330,520
5,000,000	Intel Corp., 3.300%, 10/1/21	4,960,550
3,000,000	International Business Machines Corp., 1.950%, 7/22/16	3,081,834
7,000,000	International Business Machines Corp., 1.875%, 8/1/22	6,107,850
3,700,000	Microsoft Corp., 5.200%, 6/1/39	3,905,517
5,000,000	Oracle Corp., 2.500%, 10/15/22	4,572,400

		30,958,671

	Utilities-0.3%
5,000,000	Duke Energy Florida, Inc., 5.800%, 9/15/17	5,684,230
4,600,000	San Diego Gas & Electric Co., 3.000%, 8/15/21	4,527,044

		10,211,274

TOTAL CORPORATE BONDS (Cost $206,702,475)		203,828,016

See Notes to Financial Statements.

12	www.jamesfunds.com

James Balanced: Golden Rainbow Fund	Schedule of Investments
December 31, 2013 (Unaudited)

Shares or Principal Amount		Value

MORTGAGE BACKED SECURITIES-0.9%
	Federal Home Loan Mortgage Corporation-0.3%
$5,846,531	3.000%, 11/1/26	$5,959,965
3,660,372	3.500%, 5/1/42	3,636,016

		9,595,981

	Federal National Mortgage Association-0.4%
3,054,102	3.000%, 3/1/27, Pool #AB4726	3,120,147
3,832,849	3.000%, 4/1/27, Pool #AB4927	3,915,765
4,464,300	4.500%, 9/1/40, Pool #MA0547	4,662,292

		11,698,204

	Government National Mortgage Association-0.2%
6,386,964	4.000%, 12/20/40, Pool #4882	6,652,942

TOTAL MORTGAGE BACKED SECURITIES (Cost $28,084,071)		27,947,127

U.S. GOVERNMENT AGENCIES-1.9%
	Federal Farm Credit Banks-1.0%
10,000,000	1.750%, 5/28/20	9,480,140
10,000,000	2.380%, 5/15/23	9,111,850
10,000,000	3.220%, 3/26/31	8,399,710

		26,991,700

	Federal Home Loan Bank-0.7%
5,000,000	1.600%, 10/22/20	4,644,410
5,000,000	1.250%, 7/25/22 (b)	4,901,890
10,000,000	2.430%, 10/11/22	9,224,490

		18,770,790

	United States Department of Housing and Urban Development-0.2%
5,000,000	2.050%, 8/1/19	4,963,460

TOTAL U.S. GOVERNMENT AGENCIES (Cost $55,209,276)		50,725,950

U.S. TREASURY BONDS & NOTES-26.5%
	U.S. Treasury Bonds-0.6%
17,500,000	3.875%, 8/15/40	17,437,105

	U.S. Treasury Inflation Indexed Notes-1.1%
15,902,425	2.500%, 7/15/16	17,447,950
12,821,235	1.625%, 1/15/18	13,933,080

		31,381,030

	U.S. Treasury Notes-24.8%
55,000,000	2.625%, 12/31/14	56,336,335
20,000,000	0.250%, 5/31/15	20,009,380
140,000,000	0.250%, 11/30/15	139,721,120
60,000,000	2.000%, 1/31/16	61,968,720
95,000,000	0.250%, 5/15/16	94,413,660
45,000,000	1.000%, 9/30/16	45,383,220
58,000,000	4.625%, 2/15/17	64,683,572
50,000,000	1.500%, 8/31/18	49,718,750
110,000,000	2.750%, 2/15/19	115,190,680

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2013	13

Schedule of Investments	James Balanced: Golden Rainbow Fund
December 31, 2013 (Unaudited)

Shares or Principal Amount		Value

	U.S. Treasury Notes (continued)
$50,000,000	2.625%, 11/15/20	$50,750,000

		698,175,437

TOTAL U.S. TREASURY BONDS & NOTES (Cost $741,272,406)		746,993,572

FOREIGN BONDS-2.1%
	Australia Government-0.3%
AUD 10,000,000	5.250%, 3/15/19	9,679,807

	Canada Government-0.4%
CAD 5,000,000	3.750%, 6/1/19	5,108,355
CAD 5,000,000	3.500%, 6/1/20	5,060,861

		10,169,216

	Denmark Government-0.3%
DKK 56,000,000	1.500%, 11/15/23	9,878,678

	International Bank for Reconstruction & Development-0.1%
TRY 8,000,000	6.000%, 7/23/15	3,554,986

	Netherlands Government-0.2%
EUR 3,000,000	4.000%, 7/15/19	4,721,106

	Norway Government-0.3%
NOK 21,000,000	4.500%, 5/22/19	3,832,094
NOK 28,000,000	2.000%, 5/24/23	4,247,868

		8,079,962

	Queensland Treasury Corp.-0.2%
AUD 5,000,000	6.000%, 10/14/15	4,722,199

	Sweden Government-0.3%
SEK 52,000,000	5.000%, 12/1/20	9,557,648

TOTAL FOREIGN BONDS (Cost $60,722,651)		60,363,602

MUNICIPAL BONDS-3.3%
	California-0.0%(c)
1,000,000	Citrus Community College District General Obligation Unlimited Bonds, Series B, 4.750%, 6/1/31	1,037,230

	Colorado-0.1%
1,000,000	Adams County School District No. 14 General Obligation Unlimited Bonds, 5.000%, 12/1/26	1,127,660

	Connecticut-0.2%
5,350,000	State of Connecticut, Series B, 5.000%, 11/1/25	5,949,254

	Florida-0.0%(c)
1,000,000	Florida State Board of Education Capital Outlay General Obligation Bonds, Series D, 5.000%, 6/1/38	1,040,290

	Georgia-0.3%
3,000,000	State of Georgia General Obligation Unlimited Bonds, Series B, 4.500%, 1/1/29	3,226,020

See Notes to Financial Statements.

14	www.jamesfunds.com

James Balanced: Golden Rainbow Fund	Schedule of Investments
December 31, 2013 (Unaudited)

Shares or Principal Amount		Value

	Georgia (continued)
$5,000,000	State of Georgia General Obligation Unlimited Bonds, Series D, 5.000%, 2/1/25	$5,802,350

		9,028,370

	Illinois-0.1%
500,000	Kane & DeKalb Counties Community Unit School District No. 302 Kaneland General Obligation Unlimited Bonds (School Building), 5.500%, 2/1/28	532,375
1,000,000	Village of Bolingbrook General Obligation Unlimited Bonds, 5.000%, 1/1/37	1,015,540

		1,547,915

	Maryland-0.2%
5,000,000	County of Montgomery MD, 3.000%, 11/1/29	4,496,950

	Massachusetts-0.1%
1,000,000	Commonwealth of Massachusetts General Obligation Limited Bonds, Series C, 5.250%, 8/1/22	1,158,580

	Michigan-0.0%(c)
1,000,000	Marysville Public School District General Obligation Unlimited Bonds (School Building & Site), 5.000%, 5/1/32	1,018,950

	Ohio-1.4%
5,450,000	City of Columbus General Obligation Various Purpose Limited Tax Bonds, Series B, 3.250%, 8/15/24	5,481,283
4,620,000	Columbus City School District Taxable Facilities & Improvement Build America Bonds, Series B, 6.150%, 12/1/33	4,741,460
5,000,000	County of Cuyahoga OH, 4.000%, 12/1/37	4,547,200
	Greenville City School District General Obligation Unlimited Bonds (School Improvement):
5,000,000	5.000%, 1/1/46	4,913,750
11,000,000	5.500%, 1/1/51	11,424,820
1,100,000	Miamisburg City School District General Obligation Unlimited Bonds (School Facilities Construction & Improvement), 5.000%, 12/1/33	1,162,634
500,000	Mount Healthy City School District General Obligation Unlimited Bonds (School Improvement), 5.000%, 12/1/26	528,300
1,000,000	Ohio State University General Recipients Revenue Bonds, 4.910%, 6/1/40	1,001,900
105,000	Ohio State University Prerefunded Revenue Bonds, Series A, 5.000%, 12/1/28	123,449
895,000	Ohio State University Unrefunded Revenue Bonds, Series A, 5.000%, 12/1/28	972,614
500,000	Springboro Community City School District General Obligation Unlimited Bonds, 5.250%, 12/1/23	579,085
1,000,000	State of Ohio General Obligation Unlimited Bonds, Series A, 5.375%, 9/1/28	1,104,990
2,000,000	State of Ohio General Obligation Unlimited Bonds, Series B, 5.000%, 2/1/22	2,006,740
1,000,000	Wright State University Revenue Bonds, 4.000%, 5/1/18	1,085,800

		39,674,025

	Texas-0.3%
1,000,000	Friendswood Independent School District General Obligation Unlimited Bonds (Schoolhouse), 5.000%, 2/15/37	1,060,950
1,000,000	Judson Independent School District General Obligation Unlimited Bonds (School Building), 5.000%, 2/1/37	1,027,200
500,000	Lamar Consolidated Independent School District General Obligation Unlimited Bonds (Schoolhouse), 5.000%, 2/15/38	523,750
5,335,000	Port of Houston Authority General Obligation Unlimited Bonds, Series D-1, 5.000%, 10/1/35	5,676,493
1,000,000	Tyler Independent School District General Obligation Unlimited Bonds (School Building), 5.000%, 2/15/34	1,041,030

		9,329,423

	Washington-0.4%
5,000,000	State of Washington General Obligation Unlimited Bonds, Series D, 4.000%, 2/1/37	4,466,050
5,845,000	State of Washington General Obligation Various Purpose Unlimited Bonds, Series D, 5.000%, 2/1/20	6,854,665

		11,320,715

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2013	15

Schedule of Investments	James Balanced: Golden Rainbow Fund
December 31, 2013 (Unaudited)

Shares or Principal Amount		Value

	Wisconsin-0.2%
$5,000,000	State of Wisconsin General Obligation Unlimited Bonds, Series C, 5.000%, 5/1/25	$5,587,000

TOTAL MUNICIPAL BONDS (Cost $93,920,872)		92,316,362

SHORT TERM INVESTMENTS-3.8%
	Mutual Funds-1.3%
37,328,496	First American Government Obligations Fund, 7-Day Yield 0.006%	37,328,496

	U.S. Government Agency Securities-2.5%
	United States Treasury Bills
$50,000,000	0.097%, 2/6/14 (d)	49,995,125
20,000,000	0.000%, 3/13/14 (d)(e)	19,998,440

		69,993,565

TOTAL SHORT TERM INVESTMENTS (Cost $107,321,255)		107,322,061

TOTAL INVESTMENT SECURITIES-99.8% (Cost $2,371,409,480)		2,813,056,231
OTHER ASSETS IN EXCESS OF LIABILITIES-0.2%		5,903,072

NET ASSETS-100.0%		$2,818,959,303

Percentages shown are based on Net Assets.

*	Non-income producing security.
(a)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2013.
(b)	Step bond. Coupon increases periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at December 31, 2013.
(c)	Less than 0.05% of Net Assets
(d)	Rate shown represents the bond equivalent yield to maturity at date of purchase.
(e)	Less than 0.0005%

ADR - American Depositary Receipt

AUD - Australian Dollar

BV - Besloten Vennootschap is the Dutch term for private limited liability company

CAD - Canadian Dollar

DKK - Danish Krone

ETF - Exchange Traded Fund

EUR - Euro

LLC - Limited Liability Company

LP - Limited Partnership

Ltd. - Limited

MSCI - Morgan Stanley Capital International

NOK - Norwegian Krone

NV - Naamloze Vennootschap is the Dutch term for a public limited liability corporation

PLC - Public Limited Company

REIT - Real Estate Investment Trust

S&P - Standard & Poor’s

SEK - Swedish Krona

SPDR - Standard & Poor’s Depositary Receipts

TRY - Turkish Lira

See Notes to Financial Statements.

16	www.jamesfunds.com

James Balanced: Golden Rainbow Fund	Schedule of Investments
December 31, 2013 (Unaudited)

Foreign Bonds Securities Allocation

% of Net Assets
Europe	0.7%
Europe - Euro	0.5%
Asia - Pacific	0.5%
North America	0.4%

2.1%

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2013	17

Schedule of Investments	James Small Cap Fund
December 31, 2013 (Unaudited)

Shares		Value

COMMON STOCKS-96.6%
	Basic Materials-8.0%
69,117	Aceto Corp.	$1,728,616
62,975	Innospec, Inc.	2,910,704
115,540	Lydall, Inc.*	2,035,815
34,714	Neenah Paper, Inc.	1,484,718
72,020	PH Glatfelter Co.	1,990,633
59,540	Worthington Industries, Inc.	2,505,443

		12,655,929

	Consumer, Cyclical-15.6%
71,980	1-800-Flowers.com, Inc., Class A*	389,412
9,431	Bassett Furniture Industries, Inc.	144,106
28,092	Courier Corp.	508,184
24,220	Destination Maternity Corp.	723,694
16,370	Dorman Products, Inc.*	917,866
22,701	Flexsteel Industries, Inc.	697,602
70,420	Fred’s, Inc., Class A	1,304,178
125,890	Haverty Furniture Cos., Inc.	3,940,357
60,560	Kona Grill, Inc.*	1,121,571
87,940	La-Z-Boy, Inc.	2,726,140
28,600	Meritage Homes Corp.*	1,372,514
114,970	Myers Industries, Inc.	2,428,166
16,497	Patrick Industries, Inc.*	477,258
59,130	PC Connection, Inc.	1,469,380
43,305	Rocky Brands, Inc.	630,954
161,605	Sinclair Broadcast Group, Inc., Class A	5,774,147

		24,625,529

	Consumer, Non-cyclical-9.3%
31,620	Andersons, Inc.	2,819,555
197,780	Carriage Services, Inc.	3,862,643
26,240	G&K Services, Inc., Class A	1,632,915
20,464	John B Sanfilippo & Son, Inc.	505,052
25,437	Libbey, Inc.*	534,177
13,255	Nature’s Sunshine Products, Inc.	229,577
32,300	Seneca Foods Corp., Class A*	1,030,047
38,820	Spartan Stores, Inc.	942,550
49,240	Toro Co.	3,131,664

		14,688,180

	Energy-6.5%
17,440	Adams Resources & Energy, Inc.	1,194,640
62,280	Alon USA Energy, Inc.	1,030,111
104,200	Delek US Holdings, Inc.	3,585,522
130,965	EPL Oil & Gas, Inc.*	3,732,502
55,519	Star Gas Partners LP	291,475
22,520	Tesco Corp.*	445,446

		10,279,696

	Financial-12.4%
1,437	Altisource Asset Management Corp.*	1,336,410
7,424	Altisource Residential Corp., Class B	223,537

See Notes to Financial Statements.

18	www.jamesfunds.com

James Small Cap Fund	Schedule of Investments
December 31, 2013 (Unaudited)

Shares		Value

	Financial (continued)
52,100	American Financial Group, Inc.	$3,007,212
21,668	AmTrust Financial Services, Inc.	708,327
17,460	BofI Holding, Inc.*	1,369,388
37,885	ePlus, Inc.*	2,153,383
22,760	Federal Agricultural Mortgage Corp., Class C	779,530
23,293	HCI Group, Inc.	1,246,176
990	Investors Title Co.	80,170
61,110	MainSource Financial Group, Inc.	1,101,813
32,340	Montpelier Re Holdings, Ltd.	941,094
36,385	Nicholas Financial, Inc.	572,700
31,230	Outerwall, Inc.*	2,100,842
39,030	Peoples Bancorp, Inc.	878,565
41,729	Southside Bancshares, Inc.	1,140,864
21,220	World Acceptance Corp.*	1,857,387

		19,497,398

	Industrial-18.7%
74,185	Alamo Group, Inc.	4,502,288
25,990	AMERCO*	6,181,462
27,380	American Railcar Industries, Inc.	1,252,635
54,080	Celadon Group, Inc.	1,053,478
71,000	Dana Holding Corp.	1,393,020
45,570	Franklin Electric Co., Inc.	2,034,245
30,624	NN, Inc.	618,298
22,665	Park-Ohio Holdings Corp.*	1,187,646
85,825	SORL Auto Parts, Inc.*	341,583
19,485	Standex International Corp.	1,225,217
72,607	StealthGas, Inc.*	739,865
4,788	Strattec Security Corp.	213,880
107,247	Sturm Ruger & Co., Inc.	7,838,683
37,020	Supreme Industries, Inc., Class A*	215,827
27,594	UFP Technologies, Inc.*	695,921

		29,494,048

	Technology-13.8%
31,660	AAR Corp.	886,796
17,800	Alliant Techsystems, Inc.	2,165,904
24,506	Anika Therapeutics, Inc.*	935,149
61,112	CalAmp Corp.*	1,709,303
33,760	CSG Systems International, Inc.	992,544
130,325	Deluxe Corp.	6,801,662
47,630	Kulicke & Soffa Industries, Inc.*	633,479
180,445	Mentor Graphics Corp.	4,343,311
41,100	PDL BioPharma, Inc.	346,884
25,710	Perion Network, Ltd.*	310,834
34,330	Triumph Group, Inc.	2,611,483

		21,737,349

	Utilities-12.3%
51,771	Consolidated Water Co., Ltd., Ordinary Shares	729,971
131,165	El Paso Electric Co.	4,605,203
51,320	Laclede Group, Inc.	2,337,113
60,355	NorthWestern Corp.	2,614,579

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2013	19

Schedule of Investments	James Small Cap Fund
December 31, 2013 (Unaudited)

Shares		Value

	Utilities (continued)
85,140	PNM Resources, Inc.	$2,053,577
119,435	Portland General Electric Co.	3,606,937
13,924	Shenandoah Telecommunications Co.	357,429
912,033	Vonage Holdings Corp.*	3,037,070

		19,341,879

TOTAL COMMON STOCKS (Cost $96,799,731)		152,320,008

SHORT TERM INVESTMENTS-3.3%
	Mutual Funds-3.3%
5,239,567	First American Government Obligations Fund, 7-Day Yield 0.006%	5,239,567

TOTAL SHORT TERM INVESTMENTS (Cost $5,239,567)		5,239,567

TOTAL INVESTMENT SECURITIES-99.9% (Cost $102,039,298)		157,559,575
OTHER ASSETS IN EXCESS OF LIABILITIES-0.1%		135,702

NET ASSETS-100.0%		$157,695,277

Percentages shown are based on Net Assets.

*	Non-income producing security.

LP - Limited Partnership

Ltd. - Limited

See Notes to Financial Statements.

20	www.jamesfunds.com

James Mid Cap Fund	Schedule of Investments
December 31, 2013 (Unaudited)

Shares		Value

COMMON STOCKS-94.8%
	Basic Materials-11.9%
12,000	Goodyear Tire & Rubber Co.	$286,200
13,000	Huntsman Corp.	319,800
1,000	NewMarket Corp.	334,150
10,000	Olin Corp.	288,500
15,500	PolyOne Corp.	547,925
8,000	Worthington Industries, Inc.	336,640

		2,113,215

	Consumer, Cyclical-11.1%
8,250	Alaska Air Group, Inc.	605,302
5,000	Dillard’s, Inc., Class A	486,050
6,500	Foot Locker, Inc.	269,360
15,000	KB Home	274,200
10,000	RR Donnelley & Sons Co.	202,800
7,500	Steelcase, Inc., Class A	118,950

		1,956,662

	Consumer, Non-cyclical-12.7%
4,125	Ingredion, Inc.	282,397
10,000	Newell Rubbermaid, Inc.	324,100
75	Seaboard Corp.	209,623
6,400	Toro Co.	407,040
7,225	Tupperware Brands Corp.	682,979
10,325	Tyson Foods, Inc., Class A	345,475

		2,251,614

	Energy-11.8%
4,000	Cimarex Energy Co.	419,640
13,000	Exterran Holdings, Inc.*	444,600
8,250	HollyFrontier Corp.	409,942
14,000	Tesco Corp.*	276,920
9,300	Tesoro Corp.	544,050

		2,095,152

	Financial-11.7%
8,775	American Financial Group, Inc.	506,493
4,000	Aspen Insurance Holdings, Ltd.	165,240
5,500	Horace Mann Educators Corp.	173,470
11,350	Nelnet, Inc., Class A	478,289
8,000	Protective Life Corp.	405,280
10,000	Rent-A-Center, Inc.	333,400

		2,062,172

	Industrial-17.0%
7,225	AGCO Corp.	427,648
3,000	AMERCO*	713,520
11,625	Jarden Corp.*	713,194
3,700	Timken Co.	203,759
6,000	Trinity Industries, Inc.	327,120

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2013	21

Schedule of Investments	James Mid Cap Fund
December 31, 2013 (Unaudited)

Shares		Value

	Industrial (continued)
8,250	TRW Automotive Holdings Corp.*	$613,717

		2,998,958

	Technology-11.6%
2,500	Alliant Techsystems, Inc.	304,200
7,750	Arrow Electronics, Inc.*	420,437
13,950	Deluxe Corp.	728,051
25,500	LSI Corp.	281,010
4,125	Triumph Group, Inc.	313,789

		2,047,487

	Utilities-7.0%
15,550	CMS Energy Corp.	416,274
4,975	DTE Energy Co.	330,290
8,000	Portland General Electric Co.	241,600
7,000	Vectren Corp.	248,500

		1,236,664

TOTAL COMMON STOCKS (Cost $10,265,434)		16,761,924

SHORT TERM INVESTMENTS-5.2%
	Mutual Funds-5.2%
914,039	First American Government Obligations Fund, 7-Day Yield 0.006%	914,039

TOTAL SHORT TERM INVESTMENTS (Cost $914,039)		914,039

TOTAL INVESTMENT SECURITIES-100.0% (Cost $11,179,473)		17,675,963
OTHER LIABILITIES IN EXCESS OF ASSETS-0.0%(a)		(3,319)

NET ASSETS-100.0%		$17,672,644

Percentages shown are based on Net Assets.

*	Non-income producing security.
(a)	Less than 0.05% of Net Assets

Ltd. - Limited

See Notes to Financial Statements.

22	www.jamesfunds.com

James Micro Cap Fund	Schedule of Investments
December 31, 2013 (Unaudited)

Shares		Value

COMMON STOCKS-96.5%
	Basic Materials-10.0%
35,736	Aceto Corp.	$893,758
18,055	Neenah Paper, Inc.	772,212

		1,665,970

	Consumer, Cyclical-16.8%
37,520	1-800-Flowers.com, Inc., Class A*	202,983
4,924	Bassett Furniture Industries, Inc.	75,239
14,380	Courier Corp.	260,134
11,824	Flexsteel Industries, Inc.	363,351
31,740	Kona Grill, Inc.*	587,825
8,064	Patrick Industries, Inc.*	233,291
30,795	PC Connection, Inc.	765,256
21,703	Rocky Brands, Inc.	316,213

		2,804,292

	Consumer, Non-cyclical-8.0%
35,421	Carriage Services, Inc.	691,772
10,004	John B Sanfilippo & Son, Inc.	246,899
13,460	Libbey, Inc.*	282,660
6,880	Nature’s Sunshine Products, Inc.	119,161

		1,340,492

	Energy-4.5%
8,720	Adams Resources & Energy, Inc.	597,320
29,080	Star Gas Partners LP	152,670

		749,990

	Financial-25.0%
8,720	BofI Holding, Inc.*	683,910
18,980	ePlus, Inc.*	1,078,823
11,370	Federal Agricultural Mortgage Corp., Class C	389,422
12,138	HCI Group, Inc.	649,383
510	Investors Title Co.	41,300
31,800	MainSource Financial Group, Inc.	573,354
19,072	Nicholas Financial, Inc.	300,193
20,300	Peoples Bancorp, Inc.	456,953

		4,173,338

	Industrial-18.4%
14,958	NN, Inc.	302,002
11,810	Park-Ohio Holdings Corp.*	618,844
43,182	SORL Auto Parts, Inc.*	171,865
10,185	Standex International Corp.	640,433
37,838	StealthGas, Inc.*	385,569
2,486	Strattec Security Corp.	111,050
4,970	Sturm Ruger & Co., Inc.	363,257
19,281	Supreme Industries, Inc., Class A*	112,408
14,374	UFP Technologies, Inc.*	362,512

		3,067,940

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2013	23

Schedule of Investments	James Micro Cap Fund
December 31, 2013 (Unaudited)

Shares		Value

	Technology-9.1%
11,961	Anika Therapeutics, Inc.*	$456,432
31,842	CalAmp Corp.*	890,621
13,400	Perion Network, Ltd.*	162,006

		1,509,059

	Utilities-4.7%
25,311	Consolidated Water Co., Ltd., Ordinary Shares	356,885
7,260	Shenandoah Telecommunications Co.	186,364
72,725	Vonage Holdings Corp.*	242,175

		785,424

TOTAL COMMON STOCKS (Cost $9,597,553)		16,096,505

SHORT TERM INVESTMENTS-4.2%
	Mutual Funds-4.2%
703,943	First American Government Obligations Fund, 7-Day Yield 0.006%	703,943

TOTAL SHORT TERM INVESTMENTS (Cost $703,943)		703,943

TOTAL INVESTMENT SECURITIES-100.7% (Cost $10,301,496)		16,800,448
OTHER LIABILITIES IN EXCESS OF ASSETS-(0.7)%		(124,109)

NET ASSETS-100.0%		$16,676,339

Percentages shown are based on Net Assets.

*	Non-income producing security.

LP - Limited Partnership

Ltd. - Limited

See Notes to Financial Statements.

24	www.jamesfunds.com

James Long-Short Fund	Schedule of Investments
December 31, 2013 (Unaudited)

Shares		Value

COMMON STOCKS-104.2%
	Basic Materials-7.5%
18,390	Aceto Corp. (a)	$459,934
8,300	Cooper Tire & Rubber Co. (a)	199,532
1,340	Cytec Industries, Inc. (a)	124,834
7,480	Olin Corp. (a)	215,798
6,360	Worthington Industries, Inc. (a)	267,629

		1,267,727

	Consumer, Cyclical-15.4%
5,890	Alaska Air Group, Inc. (a)	432,149
6,050	Dillard’s, Inc., Class A(a)	588,120
6,850	Haverty Furniture Cos., Inc.(a)	214,405
17,240	LeapFrog Enterprises, Inc. *(a)	136,886
22,675	Sinclair Broadcast Group, Inc., Class A(a)	810,178
13,100	Southwest Airlines Co. (a)	246,804
2,040	Viacom, Inc., Class A(a)	179,051

		2,607,593

	Consumer, Non-cyclical-17.2%
11,245	Eli Lilly & Co. (a)	573,495
4,080	Merck & Co., Inc.(a)	204,204
22,035	Pfizer, Inc. (a)	674,932
7,570	Spartan Stores, Inc. (a)	183,800
3,770	Toro Co. (a)	239,772
9,650	UnitedHealth Group, Inc. (a)	726,645
4,200	USANA Health Sciences, Inc. *(a)	317,436

		2,920,284

	Energy-10.8%
4,195	Chevron Corp. (a)	523,997
11,885	HollyFrontier Corp. (a)	590,566
12,425	Tesoro Corp.(a)	726,863

		1,841,426

	Financial-16.1%
31,190	Fifth Third Bancorp (a)	655,926
4,400	JPMorgan Chase & Co.(a)	257,312
23,290	KeyCorp (a)	312,552
6,600	PNC Financial Services Group, Inc. (a)	512,028
10,905	Protective Life Corp.(a)	552,447
8,022	Southside Bancshares, Inc. (a)	219,316
2,380	Travelers Cos., Inc.(a)	215,485

		2,725,066

	Industrial-12.8%
4,260	AGCO Corp. (a)	252,149
1,470	AMERCO *(a)	349,625
13,045	Sturm Ruger & Co., Inc.(a)	953,459
3,460	TRW Automotive Holdings Corp. *(a)	257,389

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2013	25

Schedule of Investments	James Long-Short Fund
December 31, 2013 (Unaudited)

Shares		Value

	Industrial (continued)
4,670	United Rentals, Inc.*(a)	$364,027

		2,176,649

	Technology-16.4%
6,890	CSG Systems International, Inc.(a)	202,566
13,925	Deluxe Corp.(a)	726,746
2,775	Lockheed Martin Corp.(a)	412,531
1,380	Northrop Grumman Corp.(a)	158,162
11,955	Symantec Corp.(a)	281,899
4,665	Triumph Group, Inc.(a)	354,866
7,620	Western Digital Corp.(a)	639,318

		2,776,088

	Utilities-8.0%
3,135	DTE Energy Co.(a)	208,133
10,905	PNM Resources, Inc.(a)	263,029
16,630	Portland General Electric Co.(a)	502,226
117,065	Vonage Holdings Corp.*	389,826

		1,363,214

TOTAL COMMON STOCKS (Cost $12,796,171)		17,678,047

EXCHANGE TRADED FUNDS-1.4%
6,760	SPDR® S&P® Homebuilders ETF(a)	225,108

TOTAL EXCHANGE TRADED FUNDS (Cost $188,629)		225,108

SHORT TERM INVESTMENTS-20.0%
	Mutual Funds-20.0%
3,399,359	First American Government Obligations Fund, 7-Day Yield 0.006%	3,399,359

TOTAL SHORT TERM INVESTMENTS (Cost $3,399,359)		3,399,359

TOTAL INVESTMENT SECURITIES-125.6% (Cost $16,384,159)		21,302,514
SEGREGATED CASH DUE TO BROKERS-18.6%		3,157,816
SECURITIES SOLD SHORT-(44.1)% (Proceeds $7,026,311)		(7,477,683)
OTHER LIABILITIES IN EXCESS OF ASSETS-(0.1)%		(18,348)

NET ASSETS-100.0%		$16,964,299

See Notes to Financial Statements.

26	www.jamesfunds.com

James Long-Short Fund	Schedule of Investments
December 31, 2013 (Unaudited)

Shares		Value

SCHEDULE OF SECURITIES SOLD SHORT

COMMON STOCKS-(44.1)%
	Basic Materials-(4.8)%
(1,820)	Allegheny Technologies, Inc.	$(64,847)
(2,640)	Cemex SAB de CV, ADR	(31,231)
(5,740)	Coeur Mining, Inc.	(62,279)
(1,650)	CONSOL Energy, Inc.	(62,766)
(3,690)	Kronos Worldwide, Inc.	(70,294)
(2,440)	PVR Partners LP	(65,465)
(3,460)	Quanex Building Products Corp.	(68,923)
(1,370)	Royal Gold, Inc.	(63,116)
(1,960)	Schnitzer Steel Industries, Inc., Class A	(64,033)
(3,230)	Solazyme, Inc.	(35,175)
(1,740)	Tahoe Resources, Inc.	(28,954)
(1,370)	Taminco Corp.	(27,688)
(1,340)	Tronox, Ltd., Class A	(30,914)
(4,140)	Walter Energy, Inc.	(68,848)
(5,060)	Wausau Paper Corp.	(64,161)

		(808,694)

	Consumer, Cyclical-(3.7)%
(6,130)	Aeropostale, Inc.	(55,722)
(150)	Amazon.com, Inc.	(59,819)
(2,450)	Arcos Dorados Holdings, Inc., Class A	(29,694)
(2,070)	BJ’s Restaurants, Inc.	(64,294)
(1,690)	Cencosud SA, ADR	(18,404)
(1,620)	Diamond Resorts International, Inc.	(29,905)
(1,640)	eLong, Inc., ADR	(33,587)
(1,340)	HD Supply Holdings, Inc.	(32,173)
(2,010)	Imax Corp.	(59,255)
(710)	Liberty Global PLC, Class A	(63,183)
(4,540)	Millennial Media, Inc.	(33,006)
(1,020)	Pandora Media, Inc.	(27,132)
(2,980)	SFX Entertainment, Inc.	(35,760)
(1,820)	Tile Shop Holdings, Inc.	(32,887)
(390)	Tribune Co.	(30,186)
(1,330)	William Lyon Homes, Class A	(29,446)

		(634,453)

	Consumer, Non-cyclical-(4.0)%
(7,770)	Accuray, Inc.	(67,677)
(2,670)	Capital Senior Living Corp.	(64,053)
(880)	Cubist Pharmaceuticals, Inc.	(60,606)
(2,690)	Emeritus Corp.	(58,185)
(830)	GW Pharmaceuticals PLC, ADR	(34,478)
(1,650)	Insulet Corp.	(61,215)
(520)	Intercept Pharmaceuticals, Inc.	(35,506)
(5,940)	NxStage Medical, Inc.	(59,400)
(510)	Pacira Pharmaceuticals, Inc.	(29,320)
(2,360)	Stonemor Partners LP	(60,227)
(1,650)	Tornier NV	(31,003)
(2,660)	Volcano Corp.	(58,121)
(2,020)	Wright Medical Group, Inc.	(62,034)

		(681,825)

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2013	27

Schedule of Investments	James Long-Short Fund
December 31, 2013 (Unaudited)

Shares		Value

	Energy-(8.1)%
(1,330)	Atlas Energy LP	$(62,310)
(1,700)	Atlas Pipeline Partners LP	(59,585)
(2,040)	Cheniere Energy Partners LP	(58,446)
(770)	Crescent Point Energy Corp.	(29,907)
(3,810)	Crestwood Equity Partners LP	(52,692)
(1,300)	Crestwood Midstream Partners LP	(32,357)
(10,110)	Eagle Rock Energy Partners LP	(60,155)
(1,212)	Enbridge Energy Management LLC	(34,763)
(800)	Energy Transfer Equity LP	(65,392)
(1,000)	Gulfport Energy Corp.	(63,150)
(1,900)	Holly Energy Partners LP	(61,427)
(450)	InterOil Corp.	(23,171)
(7,560)	Key Energy Services, Inc.	(59,724)
(2,560)	Kosmos Energy, Ltd.	(28,621)
(8,270)	Magnum Hunter Resources Corp.	(60,454)
(880)	MarkWest Energy Partners LP	(58,194)
(7,560)	McDermott International, Inc.	(69,250)
(1,020)	PDC Energy, Inc.	(54,284)
(9,520)	Pengrowth Energy Corp.	(59,024)
(1,280)	QEP Midstream Partners LP	(29,722)
(6,780)	Resolute Energy Corp.	(61,223)
(3,040)	Rex Energy Corp.	(59,918)
(420)	Rocket Fuel, Inc.	(25,826)
(680)	Seadrill, Ltd.	(27,934)
(560)	SolarCity Corp.	(31,819)
(4,890)	Talisman Energy, Inc.	(56,969)
(560)	Tesoro Logistics LP	(29,310)
(4,110)	Tullow Oil PLC, ADR	(29,017)
(1,510)	WPX Energy, Inc.	(30,774)

		(1,375,418)

	Financial-(1.6)%
(2,160)	American Realty Capital Properties, Inc., REIT	(27,778)
(770)	American Tower Corp., REIT	(61,461)
(2,830)	Healthcare Trust of America, Inc., Class A, REIT	(27,847)
(1,370)	National Bank Holdings Corp., Class A	(29,318)
(1,820)	Silver Bay Realty Trust Corp., REIT	(29,102)
(2,380)	ViewPoint Financial Group, Inc.	(65,331)
(490)	WageWorks, Inc.	(29,126)

		(269,963)

	Industrial-(4.2)%
(1,140)	Clean Harbors, Inc.	(68,355)
(1,930)	Granite Construction, Inc.	(67,511)
(1,110)	Macquarie Infrastructure Co. LLC	(60,417)
(7,430)	Nordic American Tanker Shipping, Ltd.	(72,071)
(400)	Nortek, Inc.	(29,840)
(1,680)	Ply Gem Holdings, Inc.	(30,290)
(490)	Stratasys Ltd.	(66,003)
(1,510)	Team, Inc.	(63,933)
(1,840)	Teekay Offshore Partners LP	(60,886)
(3,500)	Titan International, Inc.	(62,930)
(3,830)	UTi Worldwide, Inc.	(67,255)
(2,920)	Westport Innovations, Inc.	(57,261)

		(706,752)

See Notes to Financial Statements.

28	www.jamesfunds.com

James Long-Short Fund	Schedule of Investments
December 31, 2013 (Unaudited)

Shares		Value

	Technology-(17.0)%
(1,570)	21Vianet Group, Inc., ADR	$(36,926)
(3,980)	Allscripts Healthcare Solutions, Inc.	(61,531)
(2,280)	Angie’s List, Inc.	(34,542)
(4,820)	Applied Micro Circuits Corp.	(64,492)
(3,410)	Aruba Networks, Inc.	(61,039)
(450)	Athenahealth, Inc.	(60,525)
(1,900)	AutoNavi Holdings Ltd., ADR	(27,075)
(850)	BioMarin Pharmaceutical, Inc.	(59,729)
(1,130)	BroadSoft, Inc.	(30,894)
(2,190)	Celldex Therapeutics, Inc.	(53,020)
(620)	Concur Technologies, Inc.	(63,972)
(570)	Cornerstone OnDemand, Inc.	(30,404)
(800)	Crown Castle International Corp.	(58,744)
(6,280)	Cypress Semiconductor Corp.	(65,940)
(1,020)	Ellie Mae, Inc.	(27,407)
(10,220)	Exelixis, Inc.	(62,649)
(1,710)	Fortinet, Inc.	(32,712)
(1,240)	Foundation Medicine, Inc.	(29,537)
(2,890)	Fusion-io, Inc.	(25,750)
(990)	Gigamon, Inc.	(27,799)
(2,640)	HMS Holdings Corp.	(60,007)
(11,050)	Idenix Pharmaceuticals, Inc.	(66,079)
(650)	Imperva, Inc.	(31,284)
(1,300)	InterXion Holding NV	(30,693)
(2,520)	Ironwood Pharmaceuticals, Inc.	(29,257)
(4,940)	JDS Uniphase Corp.	(64,121)
(2,690)	Jive Software, Inc.	(30,262)
(4,090)	Keryx Biopharmaceuticals, Inc.	(52,966)
(5,090)	LivePerson, Inc.	(75,434)
(860)	LogMeIn, Inc.	(28,853)
(1,810)	MakeMyTrip, Ltd.	(34,861)
(1,560)	Mellanox Technologies Ltd.	(62,353)
(4,450)	MiMedx Group, Inc.	(38,893)
(620)	NetSuite, Inc.	(63,872)
(1,000)	Ophthotech Corp.	(32,350)
(570)	Palo Alto Networks, Inc.	(32,758)
(5,620)	Polycom, Inc.	(63,113)
(1,570)	Polypore International, Inc.	(61,073)
(1,160)	Qlik Technologies, Inc.	(30,891)
(1,610)	Rackspace Hosting, Inc.	(62,999)
(2,150)	Ruckus Wireless, Inc.	(30,530)
(1,160)	Salesforce.com, Inc.	(64,020)
(3,240)	Sarepta Therapeutics, Inc.	(65,999)
(3,400)	Scientific Games Corp., Class A	(57,562)
(540)	ServiceNow, Inc.	(30,245)
(1,420)	Silver Spring Networks, Inc.	(29,820)
(2,560)	Spectranetics Corp.	(64,000)
(400)	Splunk, Inc.	(27,468)
(990)	Synageva BioPharma Corp.	(64,073)
(1,820)	Tangoe, Inc.	(32,778)
(3,070)	Tessera Technologies, Inc.	(60,510)
(900)	Textura Corp.	(26,946)
(2,250)	T-Mobile US, Inc.	(75,690)

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2013	29

Schedule of Investments	James Long-Short Fund
December 31, 2013 (Unaudited)

Shares		Value

	Technology (continued)
(2,110)	tw telecom, Inc.	$(64,292)
(2,280)	Ultratech, Inc.	(66,120)
(1,870)	Veeco Instruments, Inc.	(61,542)
(860)	Vertex Pharmaceuticals, Inc.	(63,898)
(3,060)	VirnetX Holding Corp.	(59,395)
(3,580)	Vivus, Inc.	(32,506)
(1,020)	Youku, Inc., ADR	(30,906)

		(2,875,106)

	Utilities-(0.7)%
(3,150)	Calpine Corp.	(61,457)
(3,500)	Comstock Resources, Inc.	(64,015)

		(125,472)

TOTAL COMMON STOCKS SOLD SHORT		(7,477,683)

TOTAL SECURITIES SOLD SHORT-(44.1)% (Proceeds $7,026,311)		$(7,477,683)

Percentages shown are based on Net Assets.

*	Non-income producing security.
(a)	Security position is either entirely or partially held in a segregated account as collateral for securities sold short, aggregating a total market value of $12,614,751.

ADR - American Depositary Receipt

ETF - Exchange Traded Fund

LLC - Limited Liability Company

LP - Limited Partnership

Ltd. - Limited

NV - Naamloze Vennootschap is the Dutch term for a public limited liability corporation

PLC - Public Limited Company

REIT - Real Estate Investment Trust

SAB de CV - Sociedad Anonima de Capital Variable

S&P - Standard & Poor’s

SPDR - Standard & Poor’s Depositary Receipts

See Notes to Financial Statements.

30	www.jamesfunds.com

James Advantage Funds	Statements of Assets and Liabilities
December 31, 2013 (Unaudited)

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Mid Cap Fund	James Micro Cap Fund	James Long-Short Fund

ASSETS:

Investment securities:
At cost	$2,371,409,480	$102,039,298	$11,179,473	$10,301,496	$16,384,159

At value	$2,813,056,231	$157,559,575	$17,675,963	$16,800,448	$21,302,514
Segregated cash with brokers	–	–	–	–	3,157,816
Cash	24,936	–	–	–	–
Dividends and interest receivable	9,182,137	110,540	18,644	3,596	16,762
Receivable for capital shares sold	6,711,776	264,371	–	–	–
Other assets	129,338	–	–	–	–

Total Assets	2,829,104,418	157,934,486	17,694,607	16,804,044	24,477,092

LIABILITIES:

Payable for securities sold short (proceeds $7,026,311)	–	–	–	–	7,477,683
Payable for dividends on securities sold short	–	–	–	–	14,154
Payable for capital shares redeemed	2,831,690	45,315	–	107,200	–
Payable for securities purchased	4,983,052	–	–	–	–
Accrued expenses:
Management fees	1,552,874	161,437	18,284	20,501	17,441
12b-1 distribution and service fees	442,320	32,370	3,663	–	3,500
Trustee fees	4,481	87	16	4	15
Other payables	330,698	–	–	–	–

Total Liabilities	10,145,115	239,209	21,963	127,705	7,512,793

Net Assets	$2,818,959,303	$157,695,277	$17,672,644	$16,676,339	$16,964,299

NET ASSETS CONSIST OF:

Paid-in capital	$2,381,484,336	$133,265,863	$11,113,480	$11,078,868	$14,240,112
Accumulated net investment income/(loss)	(341,712)	(837,663)	16,730	(42,684)	(52,463)
Accumulated net realized gain/(loss) on investments, securities sold short and translation of assets and liabilities denominated in foreign currency	(3,817,812)	(30,253,200)	45,943	(858,797)	(1,690,333)
Net unrealized appreciation on investments, securities sold short and translation of assets and liabilities denominated in foreign currency	441,634,491	55,520,277	6,496,491	6,498,952	4,466,983

Net Assets	$2,818,959,303	$157,695,277	$17,672,644	$16,676,339	$16,964,299

See Notes to Financial Statements.
Semi-Annual Report | December 31, 2013	31

Statements of Assets and Liabilities	James Advantage Funds
December 31, 2013 (Unaudited)

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Mid Cap Fund	James Micro Cap Fund	James Long-Short Fund

PRICING OF RETAIL CLASS SHARES(a):

Net assets	$2,124,674,328	$157,695,277	$17,672,644	$16,676,339	$16,964,299
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par)	88,417,064	4,749,941	1,173,148	969,668	1,315,838

Net assets value, offering price and redemption price per share	$24.03	$33.20	$15.06	$17.20	$12.89

PRICING OF INSTITUTIONAL CLASS SHARES:

Net assets	$694,284,975	N/A	N/A	N/A	N/A
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par)	29,148,515	N/A	N/A	N/A	N/A

Net assets value, offering price and redemption price per share	$23.82	N/A	N/A	N/A	N/A

(a)

James Small Cap Fund, James Mid Cap Fund, James Micro Cap Fund, and James Long-Short Fund do not have a share class and will be presented as Retail Class shares throughout this semi annual report for financial reporting presentation purposes only.

See Notes to Financial Statements.
32	www.jamesfunds.com

James Advantage Funds	Statements of Operations
For the Six Months Ended December 31, 2013 (Unaudited)

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Mid Cap Fund	James Micro Cap Fund	James Long-Short Fund

INVESTMENT INCOME:

Dividends (Net of withholding taxes of $131,486, $419, $0, $286 and $0, respectively)	$13,356,733	$1,273,534	$136,078	$104,580	$184,169
Interest	12,401,945	525	32	–	–

Total Investment Income	25,758,678	1,274,059	136,110	104,580	184,169

EXPENSES:

Management fees	8,629,658	979,553	99,254	105,636	97,999
12b-1 distribution and service fees - Retail Class	2,440,790	196,388	19,897	–	19,647
Dividend and interest expense on securities sold short	–	–	–	–	79,406
Administration fee	517,129	–	–	–	–
Transfer agent fee	139,404	–	–	–	–
Interest expense	–	–	–	–	11,375
Custodian fees	97,773	–	–	–	–
Professional fees	92,452	–	–	–	–
Trustee fees	39,683	2,385	228	182	234
Registration fees	139,113	–	–	–	–
Shareholder report printing and mailing	86,961	–	–	–	–
Other expenses	48,398	–	–	–	–

Total Expenses	12,231,361	1,178,326	119,379	105,818	208,661

Net Investment Income/(Loss)	13,527,317	95,733	16,731	(1,238)	(24,492)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

Net realized gain/(loss) from:
Investments	(769,354)	11,948,402	45,956	319,327	80,042
Securities sold short	–	–	–	–	(720,664)
Foreign currency transactions	(30,212)	–	–	–	–
Net change in unrealized appreciation on investments	188,487,016	13,955,153	2,803,885	2,686,524	2,530,328
Net change in unrealized depreciation on securities sold short	–	–	–	–	(421,615)
Net change in unrealized appreciation on foreign currency translation	26,625	–	–	–	–

Net Realized and Unrealized Gain on Investments	187,714,075	25,903,555	2,849,841	3,005,851	1,468,091

Net Increase in Net Assets Resulting from Operations	$201,241,392	$25,999,288	$2,866,572	$3,004,613	$1,443,599

See Notes to Financial Statements.
Semi-Annual Report | December 31, 2013	33

Statements of Changes in Net Assets	James Balanced: Golden Rainbow Fund

	For the Six Months Ended December 31, 2013 (Unaudited)	For the Year Ended June 30, 2013

FROM OPERATIONS:

Net investment income	$13,527,317	$27,920,428
Net realized gain/(loss) from investments and foreign currency transactions	(799,566)	36,755,050
Net change in unrealized appreciation on investments and foreign currency translation	188,513,641	93,139,941

Net Increase in net assets resulting from operations	201,241,392	157,815,419

DISTRIBUTIONS TO SHAREHOLDERS:

Retail Class:
From net investment income	(9,780,483)	(19,795,813)
From net realized gain on investments	(20,059,390)	(9,278,093)
Institutional Class:
From net investment income	(4,032,087)	(8,557,617)
From net realized gain on investments	(6,601,353)	(2,721,986)

Decrease in net assets from distributions to shareholders	(40,473,313)	(40,353,509)

CAPITAL SHARE TRANSACTIONS:

Retail Class Shares:
Proceeds from shares sold	508,190,750	720,893,867
Net asset value of shares issued in reinvestment of distributions to shareholders	28,763,396	27,565,964
Payments for shares redeemed	(269,236,023)	(356,189,244)

Net Increase in net assets from Retail Class capital share transactions	267,718,123	392,270,587

Institutional Class Shares:
Proceeds from shares sold	179,576,920	309,550,391
Net asset value of shares issued in reinvestment of distributions to shareholders	6,106,675	6,079,749
Payments for shares redeemed	(86,711,837)	(87,819,543)

Net Increase in net assets from Institutional Class capital share transactions	98,971,758	227,810,597

Total Increase in Net Assets	527,457,960	737,543,094

NET ASSETS:

Beginning of period	2,291,501,343	1,553,958,249

End of period	$2,818,959,303	$2,291,501,343

Accumulated Net Investment Loss	$(341,712)	$(56,459)

See Notes to Financial Statements.
34	www.jamesfunds.com

James Balanced: Golden Rainbow Fund	Statements of Changes in Net Assets

	For the Six Months Ended December 31, 2013 (Unaudited)	For the Year Ended June 30, 2013

SUMMARY OF CAPITAL SHARE ACTIVITY:

Retail Class Shares:
Shares sold	21,786,716	32,075,023
Shares issued in reinvestment of distributions to shareholders	1,216,301	1,257,838
Shares redeemed	(11,571,242)	(16,030,864)

Net Increase in shares outstanding	11,431,775	17,301,997

Shares outstanding, beginning of period	76,985,289	59,683,292

Shares outstanding, end of period	88,417,064	76,985,289

Institutional Class Shares:
Shares sold	7,771,000	13,915,324
Shares issued in reinvestment of distributions to shareholders	260,503	277,752
Shares redeemed	(3,749,459)	(3,966,673)

Net Increase in shares outstanding	4,282,044	10,226,403

Shares outstanding, beginning of period	24,866,471	14,640,068

Shares outstanding, end of period	29,148,515	24,866,471

See Notes to Financial Statements.
Semi-Annual Report | December 31, 2013	35

Statements of Changes in Net Assets	James Small Cap Fund

	For the Six Months Ended December 31, 2013 (Unaudited)	For the Year Ended June 30, 2013

FROM OPERATIONS:

Net investment income	$95,733	$1,948,262
Net realized gain from investments	11,948,402	4,647,983
Net change in unrealized appreciation on investments	13,955,153	21,553,320

Net Increase in net assets resulting from operations	25,999,288	28,149,565

DISTRIBUTIONS TO SHAREHOLDERS:

Retail Class:
From net investment income	(4,195,368)	(2,605,549)

Decrease in net assets from distributions to shareholders	(4,195,368)	(2,605,549)

CAPITAL SHARE TRANSACTIONS:

Retail Class Shares:
Proceeds from shares sold	28,212,682	57,572,635
Net asset value of shares issued in reinvestment of distributions to shareholders	3,187,999	2,207,916
Payments for shares redeemed	(56,780,529)	(58,780,402)

Net Increase/(Decrease) in net assets from Retail Class capital share transactions	(25,379,848)	1,000,149

Total Increase/(Decrease) in Net Assets	(3,575,928)	26,544,165

NET ASSETS:

Beginning of period	161,271,205	134,727,040

End of period	$157,695,277	$161,271,205

Accumulated Net Investment Income/(Loss)	$(837,663)	$3,261,972

SUMMARY OF CAPITAL SHARE ACTIVITY:

Retail Class Shares:
Shares sold	905,638	2,172,515
Shares issued in reinvestment of distributions to shareholders	96,753	91,615
Shares redeemed	(1,879,627)	(2,276,226)

Net Decrease in shares outstanding	(877,236)	(12,096)

Shares outstanding, beginning of period	5,627,177	5,639,273

Shares outstanding, end of period	4,749,941	5,627,177

See Notes to Financial Statements.
36	www.jamesfunds.com

James Mid Cap Fund	Statements of Changes in Net Assets

	For the Six Months Ended December 31, 2013 (Unaudited)	For the Year Ended June 30, 2013

FROM OPERATIONS:

Net investment income	$16,731	$90,389
Net realized gain from investments	45,956	641,430
Net change in unrealized appreciation on investments	2,803,885	2,031,821

Net Increase in net assets resulting from operations	2,866,572	2,763,640

DISTRIBUTIONS TO SHAREHOLDERS:

Retail Class:
From net investment income	(44,965)	(40,000)
From net realized gain on investments	(445,588)	–

Decrease in net assets from distributions to shareholders	(490,553)	(40,000)

CAPITAL SHARE TRANSACTIONS:

Retail Class Shares:
Proceeds from shares sold	1,643,355	2,503,329
Net asset value of shares issued in reinvestment of distributions to shareholders	445,408	37,264
Payments for shares redeemed	(1,434,962)	(3,278,601)

Net Increase/(Decrease) in net assets from Retail Class capital share transactions	653,801	(738,008)

Total Increase in Net Assets	3,029,820	1,985,632

NET ASSETS:

Beginning of period	14,642,824	12,657,192

End of period	$17,672,644	$14,642,824

Accumulated Net Investment Income	$16,730	$44,964

SUMMARY OF CAPITAL SHARE ACTIVITY:

Retail Class Shares:
Shares sold	116,500	211,092
Shares issued in reinvestment of distributions to shareholders	30,687	3,238
Shares redeemed	(103,430)	(268,737)

Net Increase/(Decrease) in shares outstanding	43,757	(54,407)

Shares outstanding, beginning of period	1,129,391	1,183,798

Shares outstanding, end of period	1,173,148	1,129,391

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2013	37

Statements of Changes in Net Assets	James Micro Cap Fund

	For the Six Months Ended December 31, 2013 (Unaudited)	For the Year Ended June 30, 2013

FROM OPERATIONS:

Net investment income/(loss)	$(1,238)	$122,321
Net realized gain/(loss) from investments	319,327	(218,660)
Net change in unrealized appreciation on investments	2,686,524	2,177,958

Net Increase in net assets resulting from operations	3,004,613	2,081,619

DISTRIBUTIONS TO SHAREHOLDERS:

Retail Class:
From net investment income	(14,357)	(119,999)

Decrease in net assets from distributions to shareholders	(14,357)	(119,999)

CAPITAL SHARE TRANSACTIONS:

Retail Class Shares:
Proceeds from shares sold	3,247,659	2,469,575
Net asset value of shares issued in reinvestment of distributions to shareholders	13,928	111,984
Payments for shares redeemed, net of redemption fees	(1,392,331)	(2,899,165)

Net Increase/(Decrease) in net assets from Retail Class capital share transactions	1,869,256	(317,606)

Total Increase in Net Assets	4,859,512	1,644,014

NET ASSETS:

Beginning of period	11,816,827	10,172,813

End of period	$16,676,339	$11,816,827

Accumulated Net Investment Loss	$(42,684)	$(27,089)

SUMMARY OF CAPITAL SHARE ACTIVITY:

Retail Class Shares:
Shares sold	212,446	203,697
Shares issued in reinvestment of distributions to shareholders	815	9,780
Shares redeemed	(90,236)	(235,683)

Net Increase/(Decrease) in shares outstanding	123,025	(22,206)

Shares outstanding, beginning of period	846,643	868,849

Shares outstanding, end of period	969,668	846,643

See Notes to Financial Statements.

38	www.jamesfunds.com

James Long-Short Fund	Statements of Changes in Net Assets

	For the Six Months Ended December 31, 2013 (Unaudited)	For the Year Ended June 30, 2013

FROM OPERATIONS:

Net investment income/(loss)	$(24,492)	$37,462
Net realized loss from investments	(640,622)	(319,645)
Net change in unrealized appreciation on investments and securities sold short	2,108,713	1,870,318

Net Increase in net assets resulting from operations	1,443,599	1,588,135

DISTRIBUTIONS TO SHAREHOLDERS:

Retail Class:
From net investment income	–	(35,250)

Decrease in net assets from distributions to shareholders	–	(35,250)

CAPITAL SHARE TRANSACTIONS:

Retail Class Shares:
Proceeds from shares sold	2,874,328	6,372,569
Net asset value of shares issued in reinvestment of distributions to shareholders	–	34,844
Payments for shares redeemed	(3,047,888)	(1,425,602)

Net Increase/(Decrease) in net assets from Retail Class capital share transactions	(173,560)	4,981,811

Total Increase in Net Assets	1,270,039	6,534,696

NET ASSETS:

Beginning of period	15,694,260	9,159,564

End of period	$16,964,299	$15,694,260

Accumulated Net Investment Loss	$(52,463)	$(27,971)

SUMMARY OF CAPITAL SHARE ACTIVITY:

Retail Class Shares:
Shares sold	234,837	559,409
Shares issued in reinvestment of distributions to shareholders	–	3,433
Shares redeemed	(260,241)	(138,688)

Net Increase/(Decrease) in shares outstanding	(25,404)	424,154

Shares outstanding, beginning of period	1,341,242	917,088

Shares outstanding, end of period	1,315,838	1,341,242

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2013	39

Financial Highlights	James Balanced: Golden Rainbow Fund – Retail Class
For a share outstanding throughout the periods indicated.

	For the Six Months Ended December 31, 2013 (Unaudited)		For the Year Ended June 30, 2013	For the Year Ended June 30, 2012	For the Year Ended June 30, 2011	For the Year Ended June 30, 2010	For the Year Ended June 30, 2009

Net asset value - beginning of period	$22.55		$20.93	$20.66	$18.32	$16.69	$18.09
Income/(Loss) from investment operations:
Net investment income	0.12	(a)	0.32 (a)	0.25	0.24	0.30	0.28
Net realized and unrealized gain/(loss)	1.70		1.75	0.55	2.50	1.63	(1.40)

Total from investment operations	1.82		2.07	0.80	2.74	1.93	(1.12)

Less distributions:
From net investment income	(0.11)		(0.30)	(0.23)	(0.24)	(0.30)	(0.28)
From net realized gain on investments	(0.23)		(0.15)	(0.30)	(0.16)	–	(0.00) (b)

Total distributions	(0.34)		(0.45)	(0.53)	(0.40)	(0.30)	(0.28)

Net asset value at end of period	$24.03		$22.55	$20.93	$20.66	$18.32	$16.69

Total return	8.13	%(c)	9.98%	3.98%	15.01%	11.60%	(6.19)%

Net assets, end of period (in thousands)	$2,124,674		$1,735,736	$1,249,228	$937,696	$572,484	$537,358

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	1.01	%(d)	1.04%	1.07%	1.12%	1.19%	1.16%
Ratio of net investment income to average net assets	0.98	%(d)	1.45%	1.26%	1.27%	1.68%	1.68%
Portfolio turnover rate	15	%(c)	58%	36%	36%	31%	72%

(a)	Calculated using the average shares method.
(b)	Amount rounds to less than $(0.005) per share.
(c)	Not Annualized.
(d)	Annualized.

See Notes to Financial Statements.

40	www.jamesfunds.com

James Balanced: Golden Rainbow Fund – Institutional Class	Financial Highlights
For a share outstanding throughout the periods indicated.

	For the Six Months Ended December 31, 2013 (Unaudited)		For the Year Ended June 30, 2013	For the Year Ended June 30, 2012	For the Year Ended June 30, 2011	For the Year Ended June 30, 2010	For the Period Ended June 30, 2009(a)

Net asset value - beginning of period	$22.35		$20.81	$20.61	$18.33	$16.69	$14.80
Income from investment operations:
Net investment income	0.14	(b)	0.38 (b)	0.33	0.32	0.34	0.09
Net realized and unrealized gain	1.70		1.73	0.52	2.47	1.65	1.94

Total from investment operations	1.84		2.11	0.85	2.79	1.99	2.03

Less distributions:
From net investment income	(0.14)		(0.42)	(0.35)	(0.35)	(0.35)	(0.14)
From net realized gain on investments	(0.23)		(0.15)	(0.30)	(0.16)	–	–

Total distributions	(0.37)		(0.57)	(0.65)	(0.51)	(0.35)	(0.14)

Paid-in capital from redemption fees	–		0.00 (c)	–	–	–	–

Net asset value at end of period	$23.82		$22.35	$20.81	$20.61	$18.33	$16.69

Total return	8.29	%(d)	10.26%	4.22%	15.27%	11.94%	13.75	%(d)

Net assets, end of period (in thousands)	$694,285		$555,766	$304,731	$130,870	$60,693	$115

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	0.76	%(e)	0.79%	0.82%	0.87%	1.06%	0.95	%(e)
Ratio of net investment income to average net assets	1.23	%(e)	1.71%	1.52%	1.52%	2.06%	1.63	%(e)
Portfolio turnover rate	15	%(d)	58%	36%	36%	31%	72	%(d)

(a)	Share class commenced operations on March 2, 2009.
(b)	Calculated using the average shares method.
(c)	Amount rounds to less than $0.005 per share.
(d)	Not Annualized.
(e)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2013	41

Financial Highlights	James Small Cap Fund
For a share outstanding throughout the periods indicated.

	For the Six Months Ended December 31, 2013 (Unaudited)		For the Year Ended June 30, 2013	For the Year Ended June 30, 2012	For the Year Ended June 30, 2011	For the Year Ended June 30, 2010	For the Year Ended June 30, 2009

Net asset value - beginning of period	$28.66		$23.89	$23.88	$17.51	$14.18	$20.04
Income/(Loss) from investment operations:
Net investment income	0.02	(a)	0.36 (a)	0.15	0.05	0.02	0.06
Net realized and unrealized gain/(loss)	5.42		4.92	(0.11)	6.35	3.33	(5.86)

Total from investment operations	5.44		5.28	0.04	6.40	3.35	(5.80)

Less distributions:
From net investment income	(0.90)		(0.51)	(0.03)	(0.03)	–	(0.06)
From net tax return of capital	–		–	–	–	(0.02)	–

Total distributions	(0.90)		(0.51)	(0.03)	(0.03)	(0.02)	(0.06)

Net asset value at end of period	$33.20		$28.66	$23.89	$23.88	$17.51	$14.18

Total return	19.02%	(b)	22.51%	0.16%	36.59%	23.61%	(28.91)%

Net assets, end of period (in thousands)	$157,695		$161,271	$134,727	$81,505	$65,443	$99,801

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	1.50%	(c)	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of net investment income to average net assets	0.12%	(c)	1.39%	0.58%	0.23%	0.08%	0.37%
Portfolio turnover rate	17%	(b)	41%	89%	60%	38%	46%

(a)	Calculated using the average shares method.
(b)	Not Annualized.
(c)	Annualized.

See Notes to Financial Statements.

42	www.jamesfunds.com

James Mid Cap Fund	Financial Highlights
For a share outstanding throughout the periods indicated.

	For the Six Months Ended December 31, 2013 (Unaudited)		For the Year Ended June 30, 2013	For the Year Ended June 30, 2012	For the Year Ended June 30, 2011	For the Year Ended June 30, 2010	For the Year Ended June 30, 2009

Net asset value - beginning of period	$12.97		$10.69	$11.38	$8.59	$7.05	$10.66
Income/(Loss) from investment operations:
Net investment income	0.01	(a)	0.08 (a)	0.04	0.01	0.02	0.03
Net realized and unrealized gain/(loss)	2.51		2.23	(0.64)	2.82	1.54	(3.61)

Total from investment operations	2.52		2.31	(0.60)	2.83	1.56	(3.58)

Less distributions:
From net investment income	(0.04)		(0.03)	(0.09)	(0.04)	(0.02)	(0.03)
From net realized gain on investments	(0.39)		–	–	–	–	–

Total distributions	(0.43)		(0.03)	(0.09)	(0.04)	(0.02)	(0.03)

Net asset value at end of period	$15.06		$12.97	$10.69	$11.38	$8.59	$7.05

Total return	19.55	%(b)	21.68%	(5.26)%	32.97%	22.13%	(33.51)%

Net assets, end of period (in thousands)	$17,673		$14,643	$12,657	$13,403	$9,497	$4,438

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	1.50	%(c)	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of net investment income to average net assets	0.21	%(c)	0.64%	0.32%	0.13%	0.24%	0.48%
Portfolio turnover rate	10	%(b)	26%	36%	56%	37%	38%

(a)	Calculated using the average shares method.
(b)	Not Annualized.
(c)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2013	43

Financial Highlights	James Micro Cap Fund
For a share outstanding throughout the periods indicated.

	For the Six Months Ended December 31, 2013 (Unaudited)		For the Year Ended June 30, 2013	For the Year Ended June 30, 2012	For the Year Ended June 30, 2011(a)

Net asset value - beginning of period	$13.96		$11.71	$11.91	$10.00
Income/(Loss) from investment operations:
Net investment income/(loss)	(0.00)	(b)(c)	0.14 (b)	(0.01)	(0.03)
Net realized and unrealized gain/(loss)	3.25		2.25	(0.13)	1.94

Total from investment operations	3.25		2.39	(0.14)	1.91

Less distributions:
From net investment income	(0.01)		(0.14)	–	–
From net realized gain on investments	–		–	(0.06)	–

Total distributions	(0.01)		(0.14)	(0.06)	–

Paid-in capital from redemption fees	0.00	(d)	0.00 (d)	0.00 (d)	–

Net asset value at end of period	$17.20		$13.96	$11.71	$11.91

Total return	23.32	%(e)	20.64%	(1.15)%	19.10%

Net assets, end of period (in thousands)	$16,676		$11,817	$10,173	$9,745

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	1.50	%(f)	1.50%	1.50%	1.50%
Ratio of net investment income/(loss) to average net assets	(0.02)	%(f)	1.12%	(0.14)%	(0.31)%
Portfolio turnover rate	16	%(e)	46%	85%	69%

(a)	Fund commenced operations on July 1, 2010.
(b)	Calculated using the average shares method.
(c)	Amount rounds to less than ($0.005) per share.
(d)	Amount rounds to less than $0.005 per share.
(e)	Not Annualized.
(f)	Annualized.

See Notes to Financial Statements.
44	www.jamesfunds.com

James Long-Short Fund	Financial Highlights
For a share outstanding throughout the periods indicated.

	For the Six Months Ended December 31, 2013 (Unaudited)		For the Year Ended June 30, 2013	For the Year Ended June 30, 2012	For the Period Ended June 30, 2011(a)

Net asset value - beginning of period	$11.70		$9.99	$10.10	$10.00
Income/(Loss) from investment operations:
Net investment income/(loss)	(0.02)	(b)	0.04 (b)	(0.04)	(0.00)	(c)
Net realized and unrealized gain/(loss)	1.21		1.71	(0.05)	0.10

Total from investment operations	1.19		1.75	(0.09)	0.10

Less distributions:
From net investment income	–		(0.04)	(0.02)	–

Total distributions	–		(0.04)	(0.02)	–

Net asset value at end of period	$12.89		$11.70	$9.99	$10.10

Total return	10.17	%(d)	17.57%	(0.93)%	1.00	%(d)

Net assets, end of period (in thousands)	$16,964		$15,694	$9,160	$10,718

Ratios/Supplemental Data:
Ratio of net expenses to average net assets(e)	2.66	%(f)	2.70%	2.66%	1.73	%(f)
Ratio of net investment income/(loss) to average net assets	(0.31)	%(f)	0.35%	(0.44)%	(1.03)	%(f)
Portfolio turnover rate	51	%(d)	58%	159%	0	%(d)

(a)	Fund commenced operations on May 23, 2011.
(b)	Calculated using the average shares method.
(c)	Amount rounds to less than ($0.005) per share.
(d)	Not Annualized.
(e)

Dividend and interest expense on securities sold short and interest expense totaled 1.16% (annualized), 1.20%, 1.15% and 0.23% (annualized) of average net assets for the six months ended December 31, 2013, for the years ended June 30, 2013 and June 30, 2012 and for the period ended June 30, 2011, respectively.

(f)	Annualized.

See Notes to Financial Statements.
Semi-Annual Report | December 31, 2013	45

Notes to Financial Statements	James Advantage Funds
December 31, 2013 (Unaudited)

1. ORGANIZATION

The James Advantage Funds (the “Trust”) is an open-end management investment company that was organized as an Ohio business trust on August 29, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). James Balanced: Golden Rainbow Fund, James Small Cap Fund, James Mid Cap Fund and James Micro Cap Fund are each a diversified series of the Trust, and James Long-Short Fund is a non-diversified series of the Trust (individually a “Fund,” collectively the “Funds”). James Balanced: Golden Rainbow Fund was originally organized as a series of the Flagship Admiral Funds Inc., a Maryland corporation. On June 26, 1998, pursuant to an Agreement and Plan of Reorganization, James Balanced: Golden Rainbow Fund was restructured through a tax-free reorganization as a series of the Trust. The James Small Cap Fund commenced its public offering of shares on October 2, 1998. The James Mid Cap Fund commenced its public offering of shares on June 30, 2006. Effective March 2, 2009, James Balanced: Golden Rainbow began offering a new class of shares: the Institutional Class. The initial class of shares is now referred to as the Retail Class. Each class of James Balanced: Golden Rainbow Fund represents an interest in the same portfolio of investments and has the same rights, but differs primarily in distribution fees and shareholder features. The Retail Class shares are subject to distribution (12b-1) fees but have a lower minimum investment requirement and offer certain shareholder services not available to Institutional Class shareholders. The Institutional Class shares are not subject to distribution (12b-1) fees and are available only through investment advisers and bank trust departments that have made arrangements for shares of all of their clients investing in the Fund to be held in an omnibus account (as well as other entities that are approved by management of the Trust). The James Micro Cap Fund commenced its public offering of shares on July 1, 2010. The James Long-Short Fund commenced its public offering of shares on May 23, 2011.

James Balanced: Golden Rainbow Fund seeks to provide total return through a combination of growth and income and preservation of capital in declining markets. The Fund seeks to achieve its objective by investing primarily in common stocks and/or debt securities that the Fund’s adviser, James Investment Research, Inc. (“James” or the “Adviser”), believes are undervalued.

James Small Cap Fund seeks to provide long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in common stocks of small capitalization companies. The Adviser defines small capitalization as those companies with market capitalizations at the time of purchase no larger than the stocks in the Fund’s benchmark, the Russell 2000® Index.

James Mid Cap Fund seeks to provide long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in common stocks of mid capitalization companies. The Adviser defines mid capitalization companies as those with market capitalizations at the time of purchase as $1 billion to $8 billion.

James Micro Cap Fund seeks to provide long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in common stocks of micro capitalization companies. Micro capitalization companies are defined as those companies with market capitalizations at the time of purchase no larger than $250 million.

James Long-Short Fund seeks to provide long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in foreign and domestic equity securities that the Adviser believes are undervalued and more likely to appreciate, and by selling short equity securities that the Adviser believes are overvalued and more likely to depreciate. The Fund also may take long positions in domestic and foreign fixed income securities that the Adviser believes are more likely to appreciate in the interest rate and spread environment anticipated by the Adviser, and short positions in fixed income securities that the Adviser believes are more likely to depreciate in the interest rate and spread environment anticipated by the Adviser. The Fund seeks to achieve positive returns on both the long positions and short positions that it takes in various securities.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements, in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

Share Valuation

The net asset value per share of each Fund, other than the James Balanced: Golden Rainbow Fund, is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding. The net asset value per share of each class of shares of the James Balanced: Golden Rainbow Fund is calculated daily by dividing the total value of the Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of outstanding shares of that class. The offering price and redemption price per share is equal to the net asset value per share, except that shares of the James Micro Cap Fund are subject to a redemption fee of 2% if redeemed within 180 days of purchase. Redemption fees received by the James Micro Cap Fund were $549 and $135 for the six months ended December 31, 2013 and year ended June 30, 2013, respectively. The redemption fee is reflected in the “Payment for shares redeemed, net of redemption fees” in the Statements of Changes in Net Assets.

Securities Valuation

Securities are valued at fair value. The Funds’ portfolio securities, including short positions, are valued as of the close of the New York Stock Exchange (“NYSE”) (generally, 4:00 p.m., Eastern time) on each day that the NYSE is open for business. Equity securities that are traded on any exchange, including closed-end funds and exchange-traded funds, are valued at the last quoted sale price on the exchange or market in which such securities are principally traded. Lacking a last sale price, a security is valued at its last bid price except when, in James’s opinion, the last bid price does not accurately reflect the current value of the security. Securities that are traded on the NASDAQ® over-the-counter market are valued at their NASDAQ® Official Closing Price (“NOCP”) for all NASDAQ® National Market (“NNM”) and NASDAQ® Capital Market® securities. When market

46	www.jamesfunds.com

James Advantage Funds	Notes to Financial Statements
December 31, 2013 (Unaudited)

quotations are not readily available, if an event occurs afterthe close of the trading market (but before the time as of which a Fund calculates its net asset value) that materially affects a security’s value, when James determines that the market quotation does not accurately reflect the current value or when a non-144A restricted security is being valued, that security will be valued at its fair value as determined in good faith in conformity with guidelines adopted by and subject to review of the Board of Trustees.The Funds may use pricing services to determine market value for securities. Fixed income securities will be valued at evaluated prices provided by an independent, recognized pricing service, which determines valuations based upon market transactions for normal, institutional-size trading units of securities or a matrix method which considers yieldor price of comparable bonds provided by a pricing service.If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities or when prices are not readily available from a pricing service, those securities will be priced at fair value as determined in good faith by the Adviser. Short-term investments in fixed-income securities with maturities of less than 60 days when acquired, or which subsequentlyare within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board of Trustees has determined will approximate fair value. Sharesof open-end investment companies are valued at net asset value.

For valuation purposes, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the time of pricing the Funds. In computing the net asset value of the Funds by the fund accounting service provider,ALPS Fund Services, Inc., the values of foreign portfolio securities are generally based upon market quotations which, depending upon the exchange or market, may be last sale price, last bid price or the average of the last bidand asked prices as of, in each case, the close of the appropriate exchange or another designated time.

The calculation of the share price of each Fund that holds foreign securities in its portfolio does not take place contemporaneously with the determination of the values of many of the foreign portfolio securities used in such calculation. Events affecting the values of foreign portfolio securities that occur between the time their prices are determined and the calculation of a Fund’s share price will be taken into account by the Adviser, subject to review by the Board of Trustees, in the determination of the value of those securities.

In accordance with the Trust’s good faith pricing guidelines,James is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount that the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings, (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers), or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1 -	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 -

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputsother than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 -

Significant unobservable prices or inputs (including a Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, securities maturing within 60 days of the reporting date are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Semi-Annual Report | December 31, 2013	47

Notes to Financial Statements	James Advantage Funds
December 31, 2013 (Unaudited)

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2013:

James Balanced: Golden Rainbow Fund

	Valuation Inputs

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total

Common Stocks	$1,498,454,432	$–	$–	$1,498,454,432
Closed-End Funds	2,365,380	–	–	2,365,380
Exchange Traded Funds	22,739,729	–	–	22,739,729
Corporate Bonds	–	203,828,016	–	203,828,016
Mortgage Backed Securities	–	27,947,127	–	27,947,127
U.S. Government Agencies	–	50,725,950	–	50,725,950
U.S. Treasury Bonds & Notes	746,993,572	–	–	746,993,572
Foreign Bonds	–	60,363,602	–	60,363,602
Municipal Bonds	–	92,316,362	–	92,316,362
Short Term Investments	107,322,061	–	–	107,322,061

Total	$2,377,875,174	$435,181,057	$–	$2,813,056,231

James Small Cap Fund
	Valuation Inputs

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total

Common Stocks	$152,320,008	$–	$–	$152,320,008
Short Term Investments	5,239,567	–	–	5,239,567

Total	$157,559,575	$–	$–	$157,559,575

James Mid Cap Fund
	Valuation Inputs

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total

Common Stocks	$16,761,924	$–	$–	$16,761,924
Short Term Investments	914,039	–	–	914,039

Total	$17,675,963	$–	$–	$17,675,963

James Micro Cap Fund
	Valuation Inputs

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total

Common Stocks	$16,096,505	$–	$–	$16,096,505
Short Term Investments	703,943	–	–	703,943

Total	$16,800,448	$–	$–	$16,800,448

48	www.jamesfunds.com

James Advantage Funds	Notes to Financial Statements
December 31, 2013 (Unaudited)

James Long-Short Fund

	Valuation Inputs

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total

Common Stocks	$17,678,047	$–	$–	$17,678,047
Exchange Traded Funds	225,108	–	–	225,108
Short Term Investments	3,399,359	–	–	3,399,359

Total	$21,302,514	$–	$–	$21,302,514

	Valuation Inputs

Other Financial Instruments*	Level 1	Level 2	Level 3	Total

Liabilities
Securities Sold Short
Common Stocks	$(7,477,683)	$–	$–	$(7,477,683)

TOTAL	$(7,477,683)	$–	$–	$(7,477,683)

* For detailed descriptions of sector and industry, see the accompanying Schedule of Investments.

For the six months ended December 31, 2013, the Funds did not have any significant transfers between Level 1 and Level 2 securities.

For the six months ended December 31, 2013, the Funds did not have any securities which used significant unobservable inputs (Level 3) used in determining fair value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Gains and losses are determined using the specific identification method, which liquidates all losses first, before any gains. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The James Balanced: Golden Rainbow Fund will instruct its custodian to segregate assets in a separate account with a current value at least equal to the amount of its when-issued and delayed delivery purchase commitments. As of December 31, 2013, the Funds did not hold when-issued securities or delayed delivery purchase commitments.

Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

Foreign Currency Translation

The market value of investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the current exchange rate, provided by WM Reuters, at the close of each business day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars based at the exchange rate on the date of the transaction.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized and between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from the changes in the value of assets and liabilities including investments in securities at the reporting period, resulting from changes in the exchange rate.

Short Sales and Segregated Cash

The James Long-Short Fund may actively sell short equity and fixed income securities. Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund is then obligated to replace the security borrowed by purchasing it in the open market at some later date.

The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. If a security sold short pays a dividend while the Fund is short that security, the Fund will pay the dividend to the prime broker and record that amount as an expense.

All short sales are collateralized, as required by the Fund’s prime broker. The Fund maintains the collateral in segregated accounts consisting of cash and/or high-grade liquid assets sufficient to collateralize the market value of its short positions.

Investment Income

Dividend income and dividend expense on long securities and securities sold short are recorded on the ex-dividend date. Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on all debt securities. Amortization and accretion is calculated using the effective yield method.

Dividend income includes dividends earned on Real Estate Investment Trusts (“REITs”), which may include a return of capital. As such, important taxation issues may arise, which the Funds account for when information is provided by the issuing REIT.

Due to the actual character of dividends paid by REITs not being available until the end of the calendar year, the net investment income and long-term capital gains of the Funds can be different on the tax

Semi-Annual Report | December 31, 2013	49

Notes to Financial Statements	James Advantage Funds
December 31, 2013 (Unaudited)

return compared to this annual report. Substantial unanticipated levels of return of capital may affect the Funds’ earnings and profits from which distributions are made.

Distributions received from Limited Partnership investments of a Fund are usually recorded as a return of capital and are excluded from available income in the calculation of distributions paid by the Funds. Return of capital is recorded as a reduction to the cost of investments in the Statements of Assets and Liabilities and in the Schedule of Investments.

Dividends and Distributions to Shareholders

Net investment income, if any, is generally declared and distributed to shareholders of each Fund on at least an annual basis. Net realized capital gains from security transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards. Distributions to shareholders of net investment income and net realized capital gains are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Allocation of Income and Expense

Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the James Balanced: Golden Rainbow Fund is allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class-specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Expenses not directly billed to a particular Fund are allocated proportionally among all Funds daily in relation to net assets of each Fund or another reasonable measure.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

The Funds generally intend to distribute all taxable income and capital gains to shareholders, if any, and to otherwise continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Therefore, no federal tax provision is required.

During the six months ended December 31, 2013, none of the Funds recorded a liability nor were there any disclosures required for any uncertain tax positions in the accompanying financial statements. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The following information is computed on a tax basis for each item as of December 31, 2013:

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Mid Cap Fund	James Micro Cap Fund	James Long-Short Fund

Tax cost of portfolio investments	$2,372,117,253	$102,055,105	$11,179,473	$10,296,087	$16,544,490

Gross unrealized appreciation	$473,779,639	$56,287,731	$6,496,490	$6,557,074	$4,831,185
Gross unrealized depreciation	(32,840,661)	(783,261)	–	(52,713)	(73,161)
Net appreciation of foreign currency and derivatives	–	–	–	–	–

Net unrealized appreciation	$440,938,978	$55,504,470	$6,496,490	$6,504,361	$4,758,024

The difference between the cost of portfolio investments on a tax basis and financial statement cost for the Funds is due primarily to the deferral of wash sale losses and to the differing treatment of certain investments under income tax regulations and GAAP.

The tax character of distributions paid for the year ended June 30, 2013 was as follows:

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Mid Cap Fund	James Micro Cap Fund	James Long-Short Fund

Ordinary Income	$28,110,016	$2,605,549	$40,000	$119,999	$35,250
Long-Term Capital Gains	12,243,493	–	–	–	–

Total	$40,353,509	$2,605,549	$40,000	$119,999	$35,250

50	www.jamesfunds.com

James Advantage Funds	Notes to Financial Statements
December 31, 2013 (Unaudited)

Post-Enactment Capital Losses

The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year limit on the use of capital loss carryforwards that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, capital losses incurred in the Funds’ taxable years beginning before the taxable year ended June 30, 2012 with an expiration date may not be used to offset capital gains until all net capital losses incurred in taxable years beginning with the taxable year ended June 30, 2012 without an expiration date have been utilized. As a result, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The Funds’ ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

During the year ended June 30, 2013, James Balanced: Golden Rainbow Fund and James Mid Cap Fund each utilized capital loss carryovers in the amount of $265,503 and $142,502, respectively.

Capital losses deferred to next tax year under the provisions of the Act were as follows:

	Short Term	Long Term
James Small Cap Fund	$1,170,293	$–
James Micro Cap Fund	897,692	–
James Long-Short Fund	599,538	24,006

The Funds elect to defer to the period ending June 30, 2014 capital losses recognized during the period November 1, 2012 through June 30, 2013 in the amount of:

Amount
James Small Cap Fund	$532,678
James Micro Cap Fund	283,170
James Long-Short Fund	206,960

The Funds elect to defer to the period ending June 30, 2014 late year ordinary losses in the amount of:

Amount
James Long-Short Fund	$27,971

The capital loss carryforwards remaining as of June 30, 2013 in the table below expire as follows:

	Amount	Expiration Date
James Small Cap Fund	$18,052,132	June 30, 2017
James Small Cap Fund	22,470,686	June 30, 2018

The capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

The amounts and characteristic of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end. Accordingly, tax basis balances have not been determined as of December 31, 2013.

3. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities) of investments in long-term U.S. Government obligations for the six months ended December 31, 2013 were as follows:

	Purchases	Sales
James Balanced:
Golden Rainbow Fund	$343,504,034	$299,580,881

Purchases and sales (including maturities) of investments in other long-term securities for the six months ended December 31, 2013 were as follows:

	Purchases	Sales
James Balanced:
Golden Rainbow Fund	$417,125,722	$67,872,800
James Small Cap Fund	24,925,692	47,822,475
James Mid Cap Fund	1,655,303	1,556,367
James Micro Cap Fund	3,711,903	2,048,004
James Long-Short Fund	8,495,670	8,192,247

For the six months ended December 31, 2013, the cost of securities purchased to cover short sales and the proceeds from securities sold short were $14,365,477 and $15,048,247, respectively, for the Long-Short Fund.

4. MANAGEMENT FEE AND OTHER

    TRANSACTIONS WITH AFFILIATES

Investment Management Agreement

The Funds retain James to manage the Funds’ investments. The investment decisions for the Funds are made by a committee of James’ personnel, which is primarily responsible for the day-to-day management of each Fund’s portfolio. James Balanced: Golden Rainbow Fund is authorized to pay James a fee equal to an annual rate of 0.74% of its average daily net assets for assets up to and including $500 million; at the annual rate of 0.70% of the average daily net assets for assets from $500 million up to and including $1 billion; at the annual rate of 0.65% of the average daily net assets for assets from $1 billion up to and including $2 billion; and at the annual rate of 0.60% of the average daily net assets for assets over $2 billion.

James is authorized to receive a fee equal to an annual rate of 1.25% of the average daily net assets of the James Small Cap Fund, James Mid Cap Fund and the James Long-Short Fund, respectively, for net assets up to and including $500 million; 1.20% of average daily assets for net assets from $500 million up to and including $1 billion; 1.15% of the average daily assets for net assets from $1 billion to and including $2 billion; and 1.10% of the daily average net assets over $2 billion. James is authorized to receive a fee equal to 1.50% of James Micro Cap Fund average daily assets for net assets up to

Semi-Annual Report | December 31, 2013	51

Notes to Financial Statements	James Advantage Funds
December 31, 2013 (Unaudited)

and including $500 million and 1.45% of average daily assets for net assets over $500 million. Advisory fees for the James Small Cap, James Mid Cap Fund, James Micro Cap Fund and James Long-Short Fund are reduced by the fees and expenses of the non-interested person trustees incurred by the applicable Fund.

James is responsible for the payment of all operating expenses of the James Small Cap Fund, James Mid Cap Fund, James Micro Cap Fund and James Long-Short Fund, except for brokerage fees and commissions, taxes, interest (including dividend expense on securities sold short), fees and expenses of non-interested person trustees, 12b-1 expenses and extraordinary expenses.

Administrative Services Agreement

ALPS Fund Services, Inc. (“ALPS” or the “Administrator”) serves as administrator to the Funds. ALPS receives a monthly fee paid by James Balanced: Golden Rainbow Fund, for itself, and paid by James for the James Small Cap Fund, James Mid Cap Fund, James Micro Cap Fund and James Long-Short Fund, subject to a minimum monthly fee. Pursuant to an administrative agreement, ALPS will provide operational services to the Funds including, but not limited to fund accounting and fund administration and generally assist in each Fund’s operations.

Transfer Agency and Services Agreement

ALPS, pursuant to a Transfer Agency and Services Agreement with the Trust, serves as Transfer Agent for the Funds. Under the Transfer Agency and Services Agreement, ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts, and is also reimbursed for out-of-pocket expenses. These fees and reimbursements for out of pocket expenses are paid and reimbursed by James Balanced: Golden Rainbow Fund, for itself, and by James, for the James Small Cap Fund, James Mid Cap Fund, James Micro Cap Fund and James Long-Short Fund.

Plans of Distribution

Each Fund (only the Retail Class of the James Balanced: Golden Rainbow Fund), other than the James Micro Cap Fund, has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (collectively, the “Plans”) under which each Fund may incur expenses related to distribution of its shares and for services provided to shareholders. Payments under a Plan are made to James, which uses them to pay distribution and shareholder service expenses on behalf of and as agent of the Fund. The amount payable by each Fund (the Retail Class of the James Balanced: Golden Rainbow Fund), other than the James Micro Cap Fund, under its Plan is 0.25% of its average daily net assets for the year. The Plans are compensation plans, which means that payments are made to James regardless of 12b-1 expenses actually incurred. Therefore, payments under a Plan may exceed distribution and shareholder service expenses incurred pursuant to the Plan, and James is permitted to retain the excess. It is also possible that 12b-1 expenses paid by James for a period will exceed the payments received by James, in which case James may pay such excess expenses out of its own resources. Payments received by James under the Plans are in addition to the fees paid to James pursuant to the Management Agreements. The Plans require that James act in the Funds’ best interests in expending the payments it receives from the Funds and use payments solely for the purpose of paying distribution and shareholder services expenses on behalf of the Funds. The Funds’ Distributor, ALPS Distributors, Inc., validates all payment amounts to be made to brokers that have properly executed dealer agreements with the Funds before James will make such payments. The expenses of the Funds’ Plans are reflected as 12b-1 distribution and service fees –Retail Class on the Statements of Operations.

5. COMMITMENTS AND CONTINGENCIES

The Funds indemnify the Trust’s officers and trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

6. LINE OF CREDIT

Each Fund has a revolving line of credit agreement with U.S. Bank, N.A. (the “Bank”). Borrowings under these arrangements are secured by investments held in the Funds’ portfolios as notated on the Schedules of Investments and bear interest at the Bank’s prime rate. For the six months ended December 31, 2013, only the James Long-Short Fund utilized its line of credit. The average amount of borrowings was $3,000,000 over 42 days with a weighted-average interest rate of 3.25%. As of December 31, 2013, the James Long-Short Fund did not have an outstanding balance with respect to the line of credit. Interest on funded and unfunded loans can be found under interest expense on the Statements of Operations. The remaining Funds entered into individual line of credit agreements on March 8, 2013. There were no borrowings on these lines during the year. The terms of the agreements can be characterized as follows:

Fund	Maximum Balance Available	Interest Rate	Expiration Date
James Balanced:
Golden Rainbow Fund	$50,000,000	Prime Rate*	July 15, 2014
James Small Cap Fund	$6,500,000	Prime Rate*	July 15, 2014
James Mid Cap Fund	$715,000	Prime Rate*	July 15, 2014
James Micro Cap Fund	$540,000	Prime Rate*	July 15, 2014
James Long-Short Fund	$3,000,000	Prime Rate*	July 15, 2014

*The rate at which the Bank announces as its prime lending rate.

52	www.jamesfunds.com

James Advantage Funds	Notes to Financial Statements
December 31, 2013 (Unaudited)

7. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board (the “FASB”) issued Accounting Standards Update (“ASU”) No. 2013-08, Financial Services-Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The FASB standard identifies characteristics a company must assess to determine whether it is considered an investment company for financial reporting purposes. This ASU is effective for fiscal years beginning after December 15, 2013. The Funds believe the adoption of this ASU will not have a material impact on their financial statements.

Semi-Annual Report | December 31, 2013	53

Additional Information	James Advantage Funds
December 31, 2013 (Unaudited)

PROXY VOTING GUIDELINES

James is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that James uses in fulfilling this responsibility and information regarding how those proxies were voted during the most recent 12-month period ended June 30 are available without charge upon request by calling toll free 1-800-995-2637. These items are also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

James files a complete listing of portfolio holdings for each Fund as of the end of the first and third quarters of each fiscal year on Form N-Q. The complete listing (i) is available on the Commission’s website; (ii) may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling 1-800-995-2637. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

54	www.jamesfunds.com

James Advantage Funds	Privacy Policy
December 31, 2013 (Unaudited)

Facts

What does James Advantage Funds do with your personal information?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•	Social Security number and wire transfer instructions
•	account transactions and transaction history
•	investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons James Advantage Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does James Advantage Funds share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	YES	NO
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

Questions? Call 1-800-99 James

What we do:

How does James Advantage Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does James Advantage Funds	We collect your personal information, for example, when you

collect my personal information?	• open an account or deposit money
• direct us to buy securities or direct us to sell your securities
• seek advice about your investments
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?	Federal law gives you the right to limit only:
• sharing for affiliates’ everyday business purposes –information about your creditworthiness.
• affiliates from using your information to market to you.
• sharing for nonaffiliates to market to you.
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
• Our affiliates include financial companies, such as James Investment Research, Inc. and James Capital Alliance.

Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies.
• James Advantage Funds does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• James Advantage Funds does not jointly market.

Semi-Annual Report | December 31, 2013	55

Privacy Policy	James Advantage Funds
December 31, 2013 (Unaudited)

Other Important Information

California Residents

If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

Vermont Residents

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information.

56	www.jamesfunds.com

JAMES ADVANTAGE FUNDS

For information about the Funds,
or to make inquiries about the Funds, please
call 1-800-99JAMES (1-800-995-2637).

www.jamesfunds.com

INVESTMENT ADVISER
James Investment Research, Inc.
P.O. Box 8
Alpha, Ohio 45301
info@jamesfunds.com

CUSTODIAN
U.S. Bank
425 Walnut Street
Cincinnati, Ohio 45202

TRANSFER AGENT
ALPS Fund Services, Inc.
1290 Broadway
Suite 1100
Denver, Colorado 80203

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
250 East Fifth Street
Suite 1900
Cincinnati, Ohio 45202

DISTRIBUTOR
ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203

Item 2. Code of Ethics.

Not applicable to this Report.

Item 3. Audit Committee Financial Expert.

Not applicable to this Report.

Item 4. Principal Accountant Fees and Services.

Not applicable to this Report.

Item 5. Audit Committee of Listed Companies.

Not applicable to registrant.

Item 6. Schedule of Investments.

The schedule is included as part of the Reports to Stockholders filed under Item 1 of this Report.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Funds.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Funds.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to the registrant.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) the registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective as of a date within 90 days of the filing date of this Report.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable to this Report.

(a)(2)	Certifications required by Item 12(a)(2) of Form N-CSR are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The James Advantage Funds

By:	/s/ Barry R. James
Barry R. James
President

Date:	March 3, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barry R. James
Barry R. James
President (Principal Executive Officer)

Date:	March 3, 2014

By:	/s/ Thomas L. Mangan
Thomas L. Mangan
Chief Financial Officer (Principal Financial Officer)

Date:	March 3, 2014